FIRST INVESTORS INCOME FUNDS
40 Wall Street
New York, New York 10005

August 14, 2018
Dear First Investors Government Fund shareholder:
At First Investors, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of our shareholders.  After careful consideration, we proposed, and your fund’s Board of Trustees agreed, that shareholders would benefit from the merger of your fund, the First Investors Government Fund (the “Target Fund”), into the First Investors Limited Duration Bond Fund (the “Acquiring Fund”), each a series of First Investors Income Funds.  No shareholder vote is required for the reorganization.  You do not need to take any action regarding your account.
The funds have similar investment objectives but different investment strategies.  The primary difference between the funds’ investment strategies is that the Target Fund invests principally in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, while the Acquiring Fund invests principally in a variety of investment grade debt securities, including corporate bonds, U.S. Government securities, securities issued by U.S. government-sponsored enterprises, and mortgage-backed and other asset-backed securities and, to a lesser extent, invests in below investment grade corporate bonds, also known as “high yield” or “junk bonds.” Because of the Acquiring Fund’s investment strategy, the Acquiring Fund overall is subject to greater credit risk than the Target Fund.  In addition, the Acquiring Fund also has exposure to exchange-traded funds risk, high yield securities risk and sector risk as principal risks, which are not principal risks of the Target Fund.
Benefits of the Proposed Reorganization:
Continuity of Management.  Foresters Investment Management Company, Inc. serves as investment adviser of each fund.  The reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through another fixed income fund managed by the same investment adviser;
Lower Fees and Expenses.  Shareholders of the Target Fund will benefit from lower fees and expenses after the reorganization.  Taking into account the contractual expense cap limitations currently in place for the Acquiring Fund through at least January 31, 2020 and without taking into account the voluntary fee waiver in place for the Target Fund which can be terminated by the investment adviser at anytime, shareholders are expected to realize reductions in net annual fund operating expenses in the amounts of 0.44% for Class A shares, 1.35% for Class B shares (as compared to the Acquiring Fund’s Class A shares, into which the Target Fund’s Class

B shares will be converted), 0.45% for Advisor Class shares, and 0.44% for Institutional Class shares.  Taking into account the voluntary fee waiver in place for the Target Fund, shareholders are still expected to realize reductions in net annual fund operating expenses in the amounts of 0.28% for Class A shares, 1.19% for Class B shares (as compared to the Acquiring Fund’s Class A shares), 0.29% for Advisor Class shares, and 0.28% for Institutional Class shares;
Potential Economies of Scale. The reorganization may provide shareholders the opportunity to benefit from the increased assets resulting from combining the funds, which may contribute to further lowering annual fund operating expenses of the combined fund over time; and
More Efficient Use of Management Resources.  Merging the funds would allow the investment adviser to concentrate its management resources on a single combined fund which could benefit the combined fund and lead to greater operational efficiencies.
The reorganization is expected to take effect on or about September 21, 2018.  At that time, the Class A shares, Class B shares, Advisor Class shares and Institutional Class shares you currently own of the Target Fund would, in effect, be exchanged for the class of shares of the  Acquiring Fund with an aggregate value equal to the aggregate value of the class of shares of the Target Fund, as set forth below:
First Investors Government Fund		First Investors Limited Duration Bond Fund
Class A shares	à	Class A shares
Class B shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares
No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.  The reorganization is expected to be tax-free for federal income tax purposes. As such, no gain or loss will be recognized by the Target Fund or its shareholders for federal income tax purposes as a direct result of the reorganization.
The attached Combined Information Statement and Prospectus contains further information regarding the reorganization and the Acquiring Fund.  If you have any questions regarding the reorganization please contact First Investors toll-free at 1 (800) 423-4026.

Thank you for your continued investment in the First Investors Family of Funds.
Sincerely,
/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President of First Investors Family of Funds

Questions and Answers
Q. What is this document and why did you send it to me?
A. The attached Combined Information Statement and Prospectus (“Information Statement”) is an information statement for the First Investors Government Fund (“Target Fund”), and a prospectus for the First Investors Limited Duration Bond Fund (“Acquiring Fund”), each a series of First Investors Income Funds (“Trust”).  The Acquiring Fund and Target Fund are referred to individually as a “Fund” and collectively as the “Funds.”
The Board of Trustees (“Board”) of the Trust has approved the reorganization of the Target Fund into the Acquiring Fund (“Reorganization”). You are receiving this document because, as of July 10, 2018, you were a shareholder of the Target Fund.  Pursuant to a Plan of Reorganization and Termination adopted by the Board (“Reorganization Plan”), upon the closing of the Reorganization, your shares of the Target Fund will automatically convert to shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed. No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.
This Information Statement contains information that shareholders of the Target Fund may wish to know about the Reorganization and the Acquiring Fund.  You should retain this document for future reference.
Q. What is the purpose of the Reorganization?
A. Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser to the Funds, has proposed reorganizing the Target Fund into the Acquiring Fund.  The Board has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:
1.	The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through the Acquiring Fund, another fixed income fund managed by the same investment adviser;
2.
Shareholders of the Target Fund will benefit from lower fees and expenses after the reorganization.  Taking into account the expense cap limitations currently in place for the Acquiring Fund through at least January 31, 2020 and without taking into account the voluntary fee waiver in place for the Target Fund which can be terminated by the investment adviser at anytime, Target Fund shareholders are expected to realize reductions in net annual fund operating expenses in the amounts of 0.44% for Class A shares, 1.35% for Class B shares (as compared to the Acquiring Fund’s Class A shares, into which the Target Fund’s Class B shares will be converted), 0.45% for

Advisor Class shares, and 0.44% for Institutional Class shares.  Taking into account the voluntary fee waiver in place for the Target Fund, shareholders are still expected to realize reductions in net annual fund operating expenses in the amounts of 0.28% for Class A shares, 1.19% for Class B shares (as compared to the Acquiring Fund’s Class A shares), 0.29% for Advisor Class shares, and 0.28% for Institutional Class shares;

3.
The Reorganization may provide Target Fund shareholders the opportunity to benefit from the increased assets resulting from combining the Funds, which may contribute to further lowering annual fund operating expenses of the Acquiring Fund over time; and

4.	The Reorganization would allow FIMCO to concentrate its management resources on a single combined Fund which could benefit the combined Fund and lead to greater operational efficiencies.
Q. When will the Reorganization occur? How will the Reorganization work?
A. The Reorganization is currently scheduled to take place on or about September 21, 2018 (“Closing Date”).  As of the close of business on the Closing Date, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of beneficial interest in the Acquiring Fund having an aggregate value equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the Closing Date, and the Target Fund will be terminated.  After the close of business on the Closing Date, shareholders of the Target Fund will receive the class of shares of the Acquiring Fund with an aggregate value equal to the aggregate value of the Target Fund shares held by the shareholder immediately prior to the Reorganization, as set forth below:
Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Class B shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares
Please refer to the Information Statement for a detailed explanation of the Reorganization Plan.
Q. How will this affect me as a Target Fund shareholder?
A. After the Closing Date, you will no longer be a shareholder of the Target Fund, but rather will be a shareholder of the Acquiring Fund.  Except with respect to
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Class B shareholders of the Target Fund, the shares of the Acquiring Fund that you receive in the Reorganization will be of the same class as the shares you hold in the Target Fund and will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date.  The Acquiring Fund does not offer Class B shares.  If you hold Class B shares of the Target Fund, you will receive Class A shares of the Acquiring Fund with an aggregate value equal to the aggregate value of the Class B shares you hold in the Target Fund as of the Closing Date.  Class A shares of the Acquiring Fund have a maximum front-end sales load of 2.50% on purchases and a contingent deferred sales charge of 1.00% on certain redemptions of Class A shares that are purchased without a sales load.  Class B shares of the Target Fund have no front-end sales load but charge a maximum deferred sales load of 4.00% on redemptions. Distribution and service (12b-1) fees are charged at an annual rate of 0.30% for Class A shares and 1.00% for Class B shares.  Class B shares automatically convert to Class A shares after eight years.  No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization.
Q. Will the Reorganization affect the value of my investment? After the Reorganization, will I own the same number of shares?
A. The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date.  It is likely, however, that the number of Acquiring Fund shares you own will differ because your Target Fund shares will be exchanged at the net asset values per share of the classes of the Acquiring Fund, which are likely to be different from the net asset values per share of the corresponding classes of the Target Fund on the Closing Date.
Q. How is the Target Fund different from the Acquiring Fund?
A. The Target Fund and the Acquiring Fund pursue similar investment objectives but different investment strategies.  The Target Fund seeks a significant level of current income which is consistent with security and liquidity of principal, while the Acquiring Fund seeks current income consistent with low volatility of principal.  Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), whereas the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds, which may include other investment grade debt securities.  The primary difference between the Funds’ investment strategies is that the Target Fund invests principally in U.S. Government Securities and, to a lesser extent, may invest in municipal securities and non-government investment grade debt securities, while the Acquiring Fund invests in a variety of investment grade debt securities, including corporate bonds, U.S. Government Securities, securities issued
3

by U.S. government-sponsored enterprises, and mortgage-backed and other asset-backed securities.  In addition, to a lesser extent, the Acquiring Fund also invests in below investment grade corporate bonds, also known as “high yield” or “junk bonds,” whereas the Target Fund does not.    In pursuing its investment strategy, the Acquiring Fund also may invest in exchange-traded funds that invest in high yield securities and, from time to time, may hold significant investments in a specific market sector.  The Target Fund may engage in short-term trading, which is not a principal investment strategy of the Acquiring Fund.  Both Funds may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The differences in investment strategies results in different risk profiles for the Funds.  The Acquiring Fund has greater exposure to credit risk than the Target Fund. The Acquiring Fund also has exposure to exchange-traded funds risk, high yield securities risk and sector risk as principal risks, which are not principal risks of the Target Fund. The Target Fund, on the other hand, is subject to call risk and high portfolio turnover risk as principal risks, which are not principal risks of the Acquiring Fund.  The Acquiring Fund will continue to pursue its current investment objective and investment strategy after the Reorganization.
Q. Will the service providers to the Target Fund change following the Reorganization?
A. The Target Fund and the Acquiring Fund use the same investment adviser, principal underwriter, transfer agent and custodian.  The Acquiring Fund uses an investment subadviser while the Target Fund does not.  FIMCO is the investment adviser to each Fund, while Muzinich & Co., Inc. (“Muzinich”) is the investment subadviser for the portion of the Acquiring Fund’s portfolio invested in high-yield debt securities.  Foresters Financial Services, Inc. (“FFS”) serves as the principal underwriter, Foresters Investor Services, Inc., an affiliate of FIMCO and FFS, serves as the transfer agent, and the Bank of New York Mellon Corp. serves as the custodian of each Fund.  The Acquiring Fund will continue to retain its current service providers after the Reorganization.
Q. Do the portfolio managers who manage the Target Fund also manage the Acquiring Fund?
A. The portfolio manager at FIMCO who manages the Target Fund also manages the Acquiring Fund.  After the Reorganization, the same portfolio manager will continue to serve as the portfolio manager of the Acquiring Fund.  Since January 2018, Muzinich has served as the investment subadviser of a portion of the Acquiring Fund and the same portfolio managers at Muzinich who manage the portion of the Acquiring Fund allocated to Muzinich will continue to do so after the Reorganization.
Q. Will there be any changes to my fees and expenses as a result of the Reorganization?
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A. Shareholders of the Target Fund will benefit from lower fees and expenses after the Reorganization.  As reflected below and in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Information Statement, the gross annual fund operating expense ratios for each class of shares of the Acquiring Fund are lower than the gross annual fund operating expenses of each corresponding class of shares of the Target Fund, and the gross annual fund operating expense ratio for Class A shares of the Acquiring Fund is lower than the gross annual fund operating expenses of the Class B shares of the Target Fund.  Also, the annual fund operating expenses of the Acquiring Fund are subject to contractual expense cap limitations through at least January 31, 2020 which further reduce these expense ratios, while the Target Fund is not subject to contractual expense cap limitations.  FIMCO voluntarily waives advisory fees payable by the Target Fund, but these fee waivers can be terminated by FIMCO at any time in its discretion.  After giving effect to the contractual expense cap limitations in place for the Acquiring Fund, and without taking into account any voluntary fee waivers by FIMCO of the Target Fund’s advisory fee, the difference in the net annual fund operating expense ratios for the classes of shares of the Acquiring Fund compared to those of the Target Fund are expected to be as follows:  Acquiring Fund’s Class A shares expense ratio is 0.44% and 1.35% lower than the Target Fund’s Class A and Class B shares (the Target Fund’s Class B shares will be converted to the Acquiring Fund’s Class A shares) expense ratios, respectively; Acquiring Fund’s Advisor Class shares expense ratio is 0.45% lower than the Target Fund’s Advisor Class shares expense ratio; and Acquiring Fund’s Institutional Class shares expense ratio is 0.44% lower than the Target Fund’s Institutional Class shares expense ratio.  Taking into account the voluntary fee waiver in place for the Target Fund, shareholders are still expected to realize reductions in net annual fund operating expenses in the amounts of 0.28% for Class A shares, 1.19% for Class B shares (as compared to the Acquiring Fund’s Class A shares), 0.29% for Advisor Class shares, and 0.28% for Institutional Class shares.
After giving effect to the Reorganization, the pro forma net annual fund operating expense ratios of the Acquiring Fund are not expected to change for any share class, though the gross annual fund operating expense ratios are expected to be lower for each share class.
The following table shows the total and net annual fund operating expenses of each class of shares of the Target Fund and the Acquiring Fund and the pro forma total and net annual fund operating expenses of each class of shares of the Acquiring Fund after giving effect to the Reorganization.  Expenses for the Target Fund and the Acquiring Fund are based on their respective operating expenses for the period ended March 31, 2018 and are annualized.  The pro forma total and net annual fund operating expenses for the Class A, Advisor Class and Institutional Class shares of the Acquiring Fund assume that the Reorganization had been in effect for the period ended March 31, 2018.
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Class (a)	Target Fund		Acquiring Fund		Acquiring Fund (Pro Forma)
	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)(b)	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)
Class A	1.23%	1.23%	0.97%	0.79%	0.95%	0.79%
Class B	2.14%	2.14%	N/A	N/A	N/A	N/A
Advisor Class	0.96%	0.96%	0.77%	0.51%	0.73%	0.51%
Institutional Class	0.80%	0.80%	0.57%	0.36%	0.52%	0.36%
________________________________________________________________
(a) See “Comparative Fee and Expense Tables” in the Information Statement for more information on the operating expenses of each class of shares.
 (b) FIMCO voluntarily waives advisory fees payable by the Target Fund, but these fee waivers are not reflected in the table and can be terminated by FIMCO at any time in its discretion.  Taking into account the voluntary fee waiver, net annual fund operating expenses for the Target Fund are 1.07% for Class A shares, 1.98% for Class B shares, 0.80% for Advisor Class shares and 0.64% for Institutional Class shares.

The contractual advisory fee rates for the Acquiring Fund are lower than the contractual advisory fee rates for the Target Fund at the same asset levels.  As of March 31, 2018, the effective advisory fee rate for the Acquiring Fund was 0.41% per annum, whereas as of the same date, the effective advisory fee rate for the Target Fund was 0.66% per annum.

The initial sales charge for Class A shares of the Target Fund is 4.00%.  The initial sales charge for Class A shares of the Acquiring Fund is 2.50%.  The Class B shares of the Target Fund are not subject to an initial sales charge.  While the initial sales charge will not apply to Class A shares you receive in connection with the Reorganization, whether you are a Class A or Class B shareholder of the Target Fund, any purchases you make of Class A shares of the Acquiring Fund after consummation of the Reorganization will be subject to the Acquiring Fund’s initial sales charge.  Both Funds charge a contingent deferred sales charge (“CDSC”) of 1% on certain redemptions of Class A shares purchased without a sales charge.  If you invest $1,000,000 or more in Class A shares, and do not pay a sales charge, and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances described in Appendix B.  As described further in Appendix B, the CDSC may be waived under certain circumstances.  The CDSC for Class A shares is applied on the same terms for both Funds.  If your Class A shares of the Target Fund are subject to a CDSC, the CDSC will apply to your redemption of the Class A
6

shares of the Acquiring Fund you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of the Acquiring Fund you acquire in the Reorganization, those Class A shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class A shares that were converted in the Reorganization. Class A shares of both Funds are subject to Rule 12b-1 fees of 0.30% per annum and the Class B shares of the Target Fund are subject to Rule 12b-1 fees of 1.00% per annum.  Advisor Class and Institutional Class shares of both the Target Fund and the Acquiring Fund do not have a front-end sales charge, CDSC, or Rule 12b-1 fees.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
A. The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.  The Acquiring Fund will be both the tax and accounting survivor of the Reorganization.
To better align the Target Fund portfolio with the principal investment strategies of the Acquiring Fund, FIMCO anticipates disposing of approximately two-thirds of the holdings of the Target Fund close to the date for the Reorganization.  The degree to which the Target Fund’s holdings are sold will depend upon market conditions near the time of the Reorganization.  The Target Fund’s disposition of assets before the Reorganization could result in its selling securities at a disadvantageous time and, possibly, realizing net capital gains or losses that otherwise would not have been realized.  The anticipated sale of the Target Fund’s holdings prior to the Reorganization is not expected to result in the distribution of net capital gains to shareholders of the Target Fund because the Target Fund’s portfolio currently has net unrealized depreciation and the availability of capital loss carryovers.  The proceeds from sale of the Target Fund’s holdings in preparation for the Reorganization will be held in cash or cash equivalents.  During periods when the Target Fund holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.
Q. Will I need to open an account in the Acquiring Fund prior to the Reorganization?

A. No.  An account will be set up in your name and your shares of the Target Fund automatically will be converted to the corresponding class(es) of shares of the Acquiring Fund.  You will receive confirmation of this transaction following the Reorganization.

7

Q. Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A. You may continue to purchase and redeem shares of the Target Fund until the Closing Date.  Purchase or redemption requests received by the transfer agent after the Closing Date will be treated as requests received for the purchase or redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

Q. What if I want to exchange my shares into another First Investors Fund prior to the Reorganization?

A. You may exchange your shares into another fund in the First Investors Family of Funds until the Closing Date in accordance with your existing exchange privileges.  If you choose to exchange your shares of the Target Fund for another fund in the First Investors Family of Funds, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-advantaged account, such as a 401(k) plan or individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and CDSCs.

Q. Who is paying the costs of the Reorganization?
A. The costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund because the Reorganization offers Target Fund shareholders the opportunity to pursue their investment goals through another fixed income fund that is advised by FIMCO and realize reductions in both gross and net annual fund operating expenses.  The Reorganization also presents shareholders of the Target Fund whose shares have appreciated in value with the option of avoiding potential adverse tax consequences that may be associated with the distribution of proceeds in connection with a liquidation of the Target Fund.  The costs of the Reorganization are estimated to be approximately $75,100.  This figure does not include estimated portfolio transaction costs of approximately $187,500 expected to be incurred by the Target Fund as a result of the alignment of the Target Fund portfolio with the investment strategies of the Acquiring Fund prior to the Reorganization.
Q. Who do I contact if I have questions about the Reorganization?
A. If you have any questions about the Reorganization, please call FIMCO toll-free at 1 (800) 423-4026.
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COMBINED INFORMATION STATEMENT AND PROSPECTUS

For the Reorganization of

First Investors Government Fund,
a series of First Investors Income Funds

40 Wall Street
New York, New York 10005
(212) 858-8000

Into

First Investors Limited Duration Bond Fund,
a series of First Investors Income Funds

40 Wall Street
New York, New York 10005
(212) 858-8000

August 14, 2018

INFORMATION STATEMENT

for

FIRST INVESTORS GOVERNMENT FUND,
a series of First Investors Income Funds

and

PROSPECTUS

for

FIRST INVESTORS LIMITED DURATION BOND FUND,
a series of First Investors Income Funds

Dated August 14, 2018

40 Wall Street
New York, New York 10005
(212) 858-8000

This Combined Information Statement and Prospectus (“Information Statement”) is an information statement for the First Investors Government Fund and a prospectus for the First Investors Limited Duration Bond Fund, each a series of First Investors Income Funds.  The Information Statement contains information you may wish to know about the reorganization of the First Investors Government Fund into the First Investors Limited Duration Bond Fund (“Reorganization”) and the Class A shares, Advisor Class shares and Institutional Class shares of the First Investors Limited Duration Bond Fund.   The First Investors Government Fund is referred to herein as the “Target Fund” and the First Investors Limited Duration Bond Fund is referred to herein as the “Acquiring Fund.”  The Target Fund and the Acquiring Fund each may be referred to herein as a “Fund” and collectively as the “Funds.”  The First Investors Income Funds is referred to herein as the “Trust.”
You are receiving this document because, as of July 10, 2018, you were a shareholder of the Target Fund.  Upon consummation of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.  Target Fund shareholders will receive shares of the corresponding class of the Acquiring Fund with an aggregate value equal to the aggregate value of the class of Target Fund shares that they hold as of the close of business on the day the Reorganization is consummated, with the exception of Target Fund shareholders holding Class B shares, who will receive Class A shares of the Acquiring Fund with an aggregate value equal to the aggregate value of the Class B shares that they hold in the Target Fund as of the close of business on the day the Reorganization is consummated.  Following the Reorganization the Target Fund will be terminated.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
This Information Statement sets forth important information that you may wish to know regarding the Reorganization and the Acquiring Fund.  You should read and retain this Information Statement for future reference.  Additional information relating to the Acquiring Fund and this Information Statement is set forth in the Statement of Additional Information (“SAI”) relating to this Information Statement.
The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:
1.	The SAI dated August 14, 2018, relating to this Information Statement (File No. 333-226090);
2.	The Prospectus and SAI for the Target Fund and the Acquiring Fund (File Nos. 002-89287 and 811-03967), each dated January 31, 2018, as supplemented; and
3.
The Annual Report to shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended September 30, 2017 and the Semi-Annual Report to shareholders of the Target Fund and the Acquiring Fund for the six months ended March 31, 2018.

The Annual and Semi-Annual Reports to shareholders of the Target Fund and the Acquiring Fund containing audited and unaudited financial statements, respectively, have previously been mailed to Target Fund shareholders.  For a free copy of these reports or any of the documents listed above, you may call toll-free 1 (800) 423-4026, visit www.foresters.com or write to:
Foresters Investor Services, Inc.
P.O. Box 7837
Edison, NJ 08818-7837

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, the Trust must file certain reports and other information with the SEC.  You also may obtain many of these documents by accessing the internet site for the Funds at www.foresters.com.  Text-only versions of all of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov.  You can review and copy information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549, and at the following regional offices of the SEC:  Atlanta – 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Boulevard, 11th

Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can obtain copies, upon payment of a duplicating fee at prescribed rates, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.
The SEC has not approved or disapproved these securities or determined if this Information Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by either the Funds or the Trust.

TABLE OF CONTENTS
SUMMARY OF THE REORGANIZATION	1
REORGANIZATION: REORGANIZATION OF THE FIRST INVESTORS GOVERNMENT FUND INTO THE FIRST INVESTORS LIMITED DURATION BOND FUND, EACH A SERIES OF FIRST INVESTORS INCOME FUNDS	2
Considerations Regarding the Reorganization	2
Comparative Fee and Expense Tables	7
Example of Fund Expenses	11
Portfolio Turnover	12
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	12
Comparison of Principal Risks	19
Comparison of Investment Policies	23
Comparative Performance Information	27
Capitalization	32
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	33
Plan of Reorganization and Termination	33
Description of Acquiring Fund Shares	34
Board Considerations	35
Federal Income Tax Consequences of the Reorganization	39
Shareholder Rights	41
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	43
Service Providers	43
Adviser	43
Subadviser	46
Principal Underwriter, Transfer Agent, and Custodian	48
Independent Registered Public Accounting Firm	49
Rule 12b-1 Distribution Plan	49
Payments to Financial Intermediaries	49
Outstanding Shares of Target Fund and Acquiring Fund	50
Additional Information	51
FINANCIAL HIGHLIGHTS	51
Appendix A (FORM OF PLAN OF REORGANIZATION AND TERMINATION)	A-1
Appendix B (SHAREHOLDER INFORMATION)	B-1
Appendix C (OWNERSHIP OF SHARES)	C-1
Appendix D (FINANCIAL HIGHLIGHTS)	D-1

SUMMARY OF THE REORGANIZATION
The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement and the attached appendices.  For additional information about the Reorganization, you should consult the Plan of Reorganization and Termination (“Reorganization Plan”), the form of which is attached hereto as Appendix A.
Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”), the investment adviser for the Funds, considered alternatives with respect to the operation of the Target Fund, including liquidation, before determining to recommend reorganizing the Target Fund into the Acquiring Fund.  The Reorganization, if approved, would allow FIMCO to concentrate its management resources on a single combined Fund which could benefit the combined Fund and lead to greater operational efficiencies.  At a meeting held on April 18-19, 2018, after careful consideration of a number of factors, the Board of Trustees of the Trust (“Board” or “Board of Trustees”) voted to approve the Reorganization as being in the best interests of the Target Fund.  See “Board Considerations” below for further information.
The Reorganization Plan provides for:
●
the Target Fund’s transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate value equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

●	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders; and
●	the complete liquidation of the Target Fund (for federal tax purposes) and its termination as a series of the Trust and dissolution under Delaware law.
The Reorganization will take effect on or about September 21, 2018 (“Closing Date”).  No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.
The Target Fund offers Class A, Class B, Advisor Class and Institutional Class shares.  The Acquiring Fund offers Class A, Advisor Class and Institutional Class shares.  Each class of shares of the Target Fund (other than Class B shares) has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund.  After the close of business on the Closing Date, each Target Fund shareholder will receive shares of the corresponding class of the Acquiring Fund with the same aggregate value as the shares that the shareholder holds in the Target Fund immediately prior to the Reorganization, except that Target Fund shareholders holding Class B shares will receive Class A shares of the Acquiring Fund with the same aggregate value as the Class B shares that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Class B shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares

You will not incur any sales loads, commissions or other transactional fees as a result of the Reorganization.

The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect.  See “Federal Income Tax Consequences of the Reorganization” below for further information.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization. The Acquiring Fund will be both the tax and accounting survivor of the Reorganization.

REORGANIZATION:	REORGANIZATION OF THE FIRST INVESTORS GOVERNMENT FUND INTO THE FIRST INVESTORS LIMITED DURATION BOND FUND, EACH A SERIES OF FIRST INVESTORS INCOME FUNDS
Considerations Regarding the Reorganization
Please note the following information relevant to the Reorganization:

●
The Target Fund and the Acquiring Fund have similar investment objectives.  The Target Fund seeks a significant level of current income which is consistent with security and liquidity of principal, while the Acquiring Fund seeks current income consistent with low volatility of principal.

●	The Target Fund and the Acquiring Fund have different investment strategies. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), whereas the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds, which may include other investment grade debt securities.  The primary difference between the Funds’ investment strategies is that the Target Fund invests principally in U.S. Government Securities and, to a lesser extent, may invest in municipal securities and non-government investment grade debt securities, while the Acquiring Fund invests in a variety of investment grade debt securities, including corporate bonds, U.S. Government Securities, securities issued by U.S. government-sponsored enterprises, and mortgage-backed and other asset-backed securities.  In addition, to a lesser extent, the Acquiring Fund also invests in high yield, below investment grade corporate bonds, also known as “high yield” or “junk bonds,” whereas the Target Fund does not.  In pursuing its investment strategy, the Acquiring Fund also may invest in exchange-traded funds (“ETFs”) that invest in high yield securities and, from time to time, may hold significant investments in a specific market sector. The Target Fund may engage in short-term trading, which is not a principal investment strategy of the Acquiring Fund.  Both Funds may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

●
The difference in investment strategies results in different risk profiles for the Fund.  The Acquiring Fund has greater exposure to credit risk than the Target Fund. The Acquiring Fund also has exposure to exchange-traded funds risk, high yield securities risk and sector risk as principal risks, which are not principal risks of the Target Fund. The Target Fund, on the other hand, is subject to call risk and high portfolio turnover risk as principal risks, which are not principal risks of the Acquiring Fund. The Target Fund’s and the Acquiring Fund’s fundamental investment restrictions are virtually identical.  The Acquiring Fund will continue to pursue its current investment objective and investment strategy after the Reorganization.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers,” “Comparison of Principal Risks” and “Comparison of Investment Policies” below for further information.

●	FIMCO is each Fund’s investment adviser. The Target Fund does not have an investment subadviser. Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser for the portion of the Acquiring Fund’s portfolio invested in high-yield debt securities.  After the Reorganization, the same portfolio manager at FIMCO that manages the Target Fund and the Acquiring Fund will continue to manage the Acquiring Fund, and the same portfolio managers at Muzinich who manage the portion of the Acquiring Fund allocated to Muzinich will continue to manage that portion of the Acquiring Fund.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Additional Information about the Acquiring Fund—Service Providers” below for further information.

●
The Target Fund and the Acquiring Fund use the same principal underwriter, transfer agent, and custodian.  The Acquiring Fund will continue to retain its current service providers after the Reorganization.  See “Additional Information about the Acquiring Fund—Service Providers” below for further information.

●
Taking into account applicable sales loads, the Class A shares of the Acquiring Fund outperformed the Class A and Class B shares of the Target Fund for the one-year and three-year periods ended December 31, 2017.  The Advisor Class and Institutional Class shares of the Acquiring Fund underperformed the Advisor Class and Institutional Class shares, respectively, of the Target Fund for the one-year period ended December 31, 2017 and outperformed the Advisor Class and Institutional Class shares, respectively, of the Target Fund for the three-year period ended December 31, 2017.

●
The contractual advisory fee rates for the Acquiring Fund are lower than the contractual advisory fee rates for the Target Fund at the same asset levels.  As of March 31, 2018, the effective advisory fee rate for the Acquiring Fund was 0.41% per annum, whereas the effective advisory fee rate for the Target Fund was 0.66% per annum.

●
The gross annual fund operating expense ratios for each class of shares of the Acquiring Fund are lower than the gross annual fund operating expense ratios of each corresponding class of shares of the Target Fund (and in the case of the Target Fund’s Class B shares, the Acquiring Fund’s Class A shares).

The annual fund operating expenses of the Acquiring Fund are subject to expense cap limitations through at least January 31, 2020, which further reduce these expense ratios.  FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Acquiring Fund until at least January 31, 2020, to the extent that total annual fund operating expenses, exclusive of certain items, exceed 0.79% for Class A shares, 0.51% for Advisor Class shares and 0.36% for Institutional Class shares.  FIMCO and the transfer agent can be reimbursed by the Acquiring Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Acquiring Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  FIMCO voluntarily waives advisory fees payable by the Target Fund, but these fee waivers are not reflected in “Comparative Fee and Expense Tables” and can be terminated by FIMCO at any time in its discretion.  After giving effect to the expense cap limitations in place for the Acquiring Fund, and without taking into account any voluntary fee waivers by FIMCO of the Target Fund’s advisory fee, the difference in the net annual fund operating expense ratios of the classes of shares of the Acquiring Fund compared to those of the Target Fund are expected to be as follows: Acquiring Fund’s Class A shares expense ratio is 0.44% and 1.35% lower than the Target Fund’s Class A and Class B shares (the Target Fund’s Class B shares will be converted to the Acquiring Fund’s Class A shares) expense ratios, respectively, Acquiring Fund’s Advisor Class shares expense ratio is 0.45% lower than the Target Fund’s Advisor Class shares expense ratio; and Acquiring Fund’s Institutional Class shares expense ratio is 0.44% lower than the Target Fund’s Institutional Class shares expense ratio.  Taking into account the voluntary fee waiver in place for the Target Fund, shareholders are still expected to realize reductions in net annual fund operating expenses in the amounts of 0.28% for Class A shares, 1.19% for Class B shares (as compared to the Acquiring Fund’s Class A shares), 0.29% for Advisor Class shares, and 0.28% for Institutional Class shares.  After giving effect to the Reorganization, the pro forma net annual fund operating expense ratios of the Acquiring Fund are not expected to change for any share class, though the gross annual fund operating expense ratios are expected to be lower for each share class.
●
The initial sales charge for Class A shares of the Target Fund is 4.00%.  The initial sales charge for Class A shares of the Acquiring Fund is 2.50%.  The Class B shares of the Target Fund are not subject to an initial sales charge.  While the initial sales charge will not apply to Class A shares you receive in connection with the Reorganization, whether you are a Class A or Class B shareholder of the Target Fund, any purchases you make of Class A shares of the Acquiring Fund after consummation of the Reorganization will be subject to the Acquiring Fund’s initial sales charge.
●
Both Funds charge a contingent deferred sales charge (“CDSC”) of 1% on certain redemptions of Class A shares purchased without a sales charge.  If you invest $1,000,000 or more in Class A shares, and do not pay a sales charge, and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances described in Appendix B.  As described further in Appendix B, the CDSC may be waived under certain circumstances. The CDSC for Class A shares is applied on the same terms for both Funds.  Class A shares of both Funds are subject to Rule 12b-1 fees of 0.30% per annum and the Class B shares of the Target Fund are subject to Rule 12b-1 fees of 1.00% per annum.  Advisor Class and Institutional Class shares of both the Target Fund and the Acquiring Fund do not have a front-end sales charge, CDSC, or Rule 12b-1 fees.

●	The interests of the Funds’ shareholders would not be diluted as a result of the Reorganization.
●
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.  The Acquiring Fund will be both the tax and accounting survivor of the Reorganization.

●
To better align the Target Fund portfolio with the principal investment strategies of the Acquiring Fund, FIMCO anticipates disposing of approximately two-thirds of the holdings of the Target Fund close to the date for the Reorganization.  The degree to which the Target Fund’s holdings are sold will depend upon market conditions near the time of the Reorganization.  The Target Fund’s disposition of assets before the Reorganization could result in its selling securities at a disadvantageous time and, possibly, realizing net capital gains or losses that otherwise would not have been realized.  The anticipated sale of the Target Fund’s holdings prior to the Reorganization is not expected to result in the distribution of net capital gains to shareholders of the Target Fund because the Target Fund’s portfolio currently has net unrealized depreciation and the availability of capital loss carryovers. The proceeds from sale of the Target Fund’s holdings in preparation for the Reorganization will be held in cash or cash equivalents.  During periods when the Target Fund holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.

●
The costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund because the Reorganization offers Target Fund shareholders the opportunity to pursue their investment goals through another fixed income fund that is advised by FIMCO and realize reductions in both gross and net annual fund operating expenses.  The Reorganization also presents shareholders of the Target Fund whose shares have appreciated in value with the option of avoiding potential adverse tax consequences that may be associated with the distribution of proceeds in connection with a liquidation of the Target Fund.  The costs of the Reorganization are estimated to be approximately $75,100.  This figure does not include estimated portfolio transaction costs of approximately $187,500 expected to be incurred by the Target Fund as a result of the alignment of the Target Fund portfolio with the investment strategies of the Acquiring Fund prior to the Reorganization.

●
As the Target Fund’s assets have been declining over time, in FIMCO’s estimation, the Target Fund has limited prospects for attracting significant new assets.  Therefore, FIMCO believes that the only likely alternative to the Reorganization is the liquidation of the Target Fund, which could result in adverse tax consequences to Target Fund shareholders whose shares have appreciated in value.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Target Fund and the Acquiring Fund and the pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the Reorganization.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” in Appendix B of this Information Statement and in the SAI. You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them.  Such commissions are not reflected in the tables or the “Example of Fund Expenses” below.  Expenses for the Target Fund and the Acquiring Fund are based on their respective operating expenses for the period ended March 31, 2018 and are annualized.  The pro forma fees and expenses for the Class A, Advisor Class and Institutional Class shares of the Acquiring Fund assume that the Reorganization had been in effect for the period ended March 31, 2018.

Fees and Expenses	Target Fund Class A	Acquiring Fund Class A	Acquiring Fund Class A (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	2.50%	2.50%
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00% (1)	1.00%(1)	1.00% (1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%	0.41%(2)	0.41%
Distribution and Service (12b-1) Fees	0.30%	0.30%	0.30%
Other Expenses	0.27%	0.26%	0.24%
Total Annual Fund Operating Expenses	1.23%	0.97%	0.95%
Fee Waiver and/or Expense Reimbursement	0.00%(3)	0.18%(4)	0.16%(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	0.79%	0.79%

(1) A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.  The CDSC is applied on the same terms for both Funds.
(2) The expense information in the table has been restated to reflect a decrease in the Acquiring Fund’s advisory fee effective as of January 31, 2018 and a new expense limitation agreement for the Acquiring Fund as of March 14, 2018.
(3) FIMCO voluntarily waives advisory fees payable by the Target Fund.  These fee waivers are not reflected in the table and can be terminated by FIMCO at any time in its discretion.  For the period ended March 31, 2018, FIMCO voluntarily waived advisory fees for the Target Fund by 0.16% (annualized) for Class A shares resulting in net annual fund operating expenses of 1.07% for the Target Fund’s Class A shares.
(4) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Acquiring Fund until at least January 31, 2020, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.79% for Class A shares.  FIMCO and the transfer agent can be reimbursed by the Acquiring Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Acquiring Fund’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2020, only with the approval of the Acquiring Fund’s Board of Trustees.

Fees and Expenses	Target Fund Class B	Acquiring Fund Class A	Acquiring Fund Class A (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	2.50%	2.50%
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	4.00% (1)	1.00% (1)	1.00% (1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%	0.41%(2)	0.41%
Distribution and Service (12b-1) Fees	1.00%	0.30%	0.30%
Other Expenses	0.48%	0.26%	0.24%
Total Annual Fund Operating Expenses	2.14%	0.97%	0.95%
Fee Waiver and/or Expense Reimbursement	0.00%(3)	0.18%(4)	0.16%(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.14%	0.79%	0.79%

(1) A contingent deferred sales charge is imposed on all redemptions of Class B shares made within 6 years after the date of purchase.  The contingent deferred sales charge declines over the 6 year period.  The contingent deferred sales charge on redemptions of Class B shares within the first two years after the date of purchase is 4%, the third or fourth year is 3%, the fifth year is 2% and the sixth year is 1%. Class B shares automatically convert to Class A shares after eight years.  A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.  The CDSC for Class A shares is applied on the same terms for both Funds.
(2) The expense information in the table has been restated to reflect a decrease in the Acquiring Fund’s advisory fee effective as of January 31, 2018 and a new expense limitation agreement for the Acquiring Fund as of March 14, 2018.
(3) FIMCO voluntarily waives advisory fees payable by the Target Fund.  These fee waivers are not reflected in the table and can be terminated by FIMCO at any time in its discretion.  For the period ended March 31, 2018, FIMCO voluntarily waived advisory fees for the Target Fund by 0.16% (annualized) for Class B shares resulting in net annual fund operating expenses of 1.98% for the Target Fund’s Class B shares.
(4) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Acquiring Fund until at least January 31, 2020, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.79% for Class A shares.  FIMCO and the transfer agent can be reimbursed by the Acquiring Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Acquiring Fund’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2020, only with the approval of the Acquiring Fund’s Board of Trustees.

Fees and Expenses	Target Fund Advisor Class	Acquiring Fund Advisor Class	Acquiring Fund Advisor Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%	0.41%(1)	0.41%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.30%	0.36%	0.32%
Total Annual Fund Operating Expenses	0.96%	0.77%	0.73%
Fee Waiver and/or Expense Reimbursement	0.00%(2)	0.26%(3)	0.22%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%	0.51%	0.51%

(1) The expense information in the table has been restated to reflect a decrease in the Acquiring Fund’s advisory fee effective as of January 31, 2018 and a new expense limitation agreement for the Acquiring Fund as of March 14, 2018.
(2) FIMCO voluntarily waives advisory fees payable by the Target Fund.  These fee waivers are not reflected in the table and can be terminated by FIMCO at any time in its discretion.  For the period ended March 31, 2018, FIMCO voluntarily waived advisory fees for the Target Fund by 0.16% (annualized) for Advisor Class shares resulting in net annual fund operating expenses of 0.80% for the Target Fund’s Advisor Class shares.
(3) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Acquiring Fund until at least January 31, 2020, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.51% for Advisor Class shares.  FIMCO and the transfer agent can be reimbursed by the Acquiring Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Acquiring Fund’s Advisor Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2020, only with the approval of the Acquiring Fund’s Board of Trustees.

Fees and Expenses	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%	0.41%(1)	0.41%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.14%	0.16%	0.11%
Total Annual Fund Operating Expenses	0.80%	0.57%	0.52%
Fee Waiver and/or Expense Reimbursement	0.00%(2)	0.21%(3)	0.16%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	0.36%	0.36%

(1) The expense information in the table has been restated to reflect a decrease in the Acquiring Fund’s advisory fee effective as of January 31, 2018 and a new expense limitation agreement for the Acquiring Fund as of March 14, 2018.
(2) FIMCO voluntarily waives advisory fees payable by the Target Fund.  These fee waivers are not reflected in the table and can be terminated by FIMCO at any time in its discretion.  For the period ended March 31, 2018, FIMCO voluntarily waived advisory fees for the Target Fund by 0.16% (annualized) for Institutional Class shares resulting in net annual fund operating expenses of 0.64% for the Target Fund’s Institutional Class shares.
(3) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Acquiring Fund until at least January 31, 2020, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.36% for Institutional Class shares.  FIMCO and the transfer agent can be reimbursed by the Acquiring Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Acquiring Fund’s Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2020, only with the approval of the Acquiring Fund’s Board of Trustees.
Example of Fund Expenses
This example is intended to help you compare costs between the Target Fund and the Acquiring Fund and the pro forma costs for the Acquiring Fund after giving effect to the Reorganization.  The Example assumes that you invest $10,000 in the Target Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The

Example assumes that you invest $10,000 in the Acquiring Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through January 31, 2020 for the Acquiring Fund).  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares of a Fund, your costs would be:
	Year 1	Year 3	Year 5	Year 10
Target Fund
Class A shares	$520	$775	$1,049	$1,829
Class B shares	$617	$970	$1,349	$2,241
Advisor Class shares	$98	$306	$531	$1,178
Institutional Class shares	$82	$255	$444	$990
Class B shares (if you did not redeem your shares)	$217	$670	$1,149	$2,241
Acquiring Fund
Class A shares	$329	$534	$756	$1,394
Advisor Class shares	$52	$220	$402	$930
Institutional Class shares	$37	$161	$297	$694
Pro forma Acquiring Fund (After Reorganization)
Class A shares	$329	$530	$747	$1,373
Advisor Class shares	$52	$211	$334	$886
Institutional Class shares	$37	$151	$275	$637
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 61% of the average value of its portfolio.  During the most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Comparison of Investment Objectives, Policies, Strategies, Advisers and
Portfolio Managers
The Target Fund and the Acquiring Fund have similar investment objectives but different investment strategies.  The Target Fund seeks a significant level of current income which is consistent with security and liquidity of principal, while the Acquiring Fund seeks current income consistent with low volatility of principal.  Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government Securities, whereas the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds, which may include other investment grade debt securities.  The primary difference between the Funds’

investment strategies is that the Target Fund invests principally in U.S. Government Securities and, to a lesser extent, may invest in municipal securities and non-government investment grade debt securities, while the Acquiring Fund invests in a variety of investment grade debt securities, including corporate bonds, U.S. Government Securities, securities issued by U.S. government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. government), and mortgage-backed and other asset-backed securities.  In addition, to a lesser extent, the Acquiring Fund also invests in high yield, below investment grade corporate bonds, also known as “high yield” or “junk bonds,” whereas the Target Fund does not.  In pursuing its investment strategy, the Acquiring Fund also may invest in ETFs that invest in high yield securities and, from time to time, may hold significant investments in a specific market sector.  The Target Fund may engage in short-term trading, which is not a principal investment strategy of the Acquiring Fund.  Both Funds may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates. The differences in investment strategies results in different risk profiles for the Funds. See “Comparison of Principal Risks Below.” The Acquiring Fund will continue to pursue its current investment objective and investment strategy after the Reorganization.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Government Fund	Limited Duration Bond Fund
Investment Objective
The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.	The Fund seeks current income consistent with low volatility of principal.
The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval. The Board may take such action upon the recommendation of the Funds’ investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.
Same.
Principal Investment Strategies

Government Fund	Limited Duration Bond Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”).

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds.  For purposes of the 80% policy, investment grade bonds also include other investment grade fixed-income securities.  The Fund defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) or that are unrated but determined by the Fund’s Adviser to be of equivalent quality.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will notify shareholders at least 60 days before making any change to this 80% policy.	The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days notice before changing this 80% policy.
The Fund may invest in all types of U.S. Government Securities, which may include (a) U.S. Treasury obligations, (b) securities issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government, and (c) securities issued or guaranteed by agencies or instrumentalities that are sponsored or chartered by the U.S. Government but whose securities are backed solely by the credit of the issuing agency or instrumentality or the right of the issuer to borrow from the U.S. Treasury. U.S. Government Securities may include mortgage-backed securities that are guaranteed by the Government National Mortgage Association (“GNMA”), commonly known as Ginnie Maes, which are backed by the full faith and
The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government), and mortgage-backed and other asset-backed securities.

Government Fund	Limited Duration Bond Fund
credit of the U.S. Government and mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), which are not backed by the full faith and credit of the U.S. Government.

The Fund uses a “top-down” approach in making investment decisions based on its assessment of interest rates, economic and market conditions, and the relative values of different types of U.S. Government Securities.  In selecting investments, the Fund considers, among other factors, maturity, yield, relative value and, in the case of mortgage-backed securities, coupon and weighted average maturity.

The Adviser attempts to stay broadly diversified, but it may emphasize certain industries based on the outlook for interest rates, economic forecasts and market conditions.  In selecting investments, the Adviser considers, among other things, the issuer’s earnings and cash flow generating capabilities, asset quality, debt levels, industry characteristics and management strength.  The Adviser also considers ratings assigned by ratings services in addition to its own research and investment analysis.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.  The Fund may engage in short-term trading, which may result in high portfolio turnover.

The Adviser will not necessarily sell an investment if its rating is reduced.  The Adviser usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.

To a lesser extent, the Fund may invest in municipal securities and non-government investment grade securities that are rated AA or above by Standard and Poor’s Rating Services or Aa2 or above by Moody’s Investor Service, Inc.
To a lesser extent the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Muzinich as a subadviser to manage this portion of the Fund. High yield bonds include both bonds that are rated below Baa3 by

Government Fund	Limited Duration Bond Fund

Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Adviser to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in ETFs.

High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).   High yield securities may be backed by receivables or other assets.  Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.  Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.

Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments in a specific market sector.
The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.	The Fund may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

Government Fund	Limited Duration Bond Fund

The Fund seeks to maintain an average weighted duration of between one and six years.  Duration is a measure of a bond’s or fixed income portfolio’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of fixed income securities has an average weighted duration of six years, its value can be expected to fall about 6% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 6% if interest rates fall by 1%.  As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations.  Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security.  Duration is typically not equal to maturity.  The Adviser may adjust the average weighted duration based on its interest rate outlook.  If it believes that interest rates are likely to fall, it may attempt to buy securities with longer maturities.  By contrast, if it believes interest rates are likely to rise, it may attempt to buy securities with shorter maturities or sell securities with longer maturities.

Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s	Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s

Government Fund	Limited Duration Bond Fund
portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).	portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

Temporary Defensive Strategy
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Same.
Investment Adviser
Foresters Investment Management Company, Inc.	Same.
Investment Subadviser
N/A	Muzinich & Co, Inc.
Portfolio Managers
Rodwell Chadehumbe serves as Portfolio Manager of the Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since December 2012.	The Acquiring Fund assets managed by FIMCO are managed by Rodwell Chadehumbe, who has served as Portfolio Manager of the Fund since its inception in 2014.
Prior to joining FIMCO in 2012, Mr. Chadehumbe served as Portfolio Manager at Fifth Third Asset	Same.

Government Fund	Limited Duration Bond Fund
Management, Inc. (2008-2012) and at Fifth Third Private Bank (2006-2008). Mr. Chadehumbe also serves as Portfolio Manager of other First Investors Funds.

The portion of the Acquiring Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since 2018.

Mr. Petermann joined Muzinich in 2010 and prior thereto served as Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010).  Mr. Comeaux joined Muzinich in 2006.

Comparison of Principal Risks
The principal risks of investing in the Target Fund and Acquiring Fund are discussed below.  The Funds are subject to many of the same principal risks, but the Acquiring Fund is subject to greater credit risk than the Target Fund.  The Acquiring Fund is also subject to exchange-traded funds risk, high yield securities risk and sector risk as principal risks, which are not principal risks of the Target Fund. The Target Fund, on the other hand, is subject to call risk and high portfolio turnover risk as principal risks, which are not principal risks of the Acquiring Fund.  You can lose money by investing in the Funds. Any investment carries with it some level of risk. There is no guarantee that a Fund will meet its investment objective.  An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Here are the principal risks of investing in the Funds:
Call Risk (Target Fund only)
During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. The Fund would then lose any price appreciation above the bond’s call price and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and in the case of mortgage-

backed and asset-backed securities, the credit quality of the underlying loans. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal. Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rated category of investment grade securities may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest. During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.

Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again. Congress may alter the activities or operations of Fannie Mae and Freddie Mac, which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.

Derivatives Risk
Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  There may be an imperfect correlation between the price of a derivative and the market value of the price of the assets hedged.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.

These investments may create leverage, increase the volatility of the Fund’s share price, magnify potential losses and expose the Fund to significant additional costs. In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.
Exchange-Traded Funds Risk (Acquiring Fund only)
The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their net asset value (“NAV”).  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Portfolio Turnover Risk (Target Fund only)
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and have a negative impact on its performance.

High Yield Securities Risk (Acquiring Fund only)
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.

Interest Rate Risk	The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  The yields received by the Fund on its investments will generally decline as interest rates decline.

Liquidity Risk (Acquiring Fund discusses liquidity risk as a component of market risk)
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Less liquid securities typically are harder to value.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.

Market Risk
The prices of the securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.

There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.

Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.

Prepayment and Extension Risk
The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans and the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their loans less quickly, which generally will increase the Fund’s sensitivity to interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of mortgage-backed or other asset-backed securities may be difficult to predict and may increase their price volatility.

Sector Risk (Acquiring Fund only)
Issuers that are engaged in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the securities of issuers in a particular sector market to change.  To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Security Selection Risk
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Comparison of Investment Policies
The fundamental investment policies for the Funds are virtually identical.  In addition, the Target Fund has adopted one non-fundamental investment policy that the Target Fund has not.  Each Fund’s investment policies are designed to set limits on or

prohibit the Fund from engaging in specified investment strategies.    Fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (“1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Non-fundamental policies may be changed by the Board without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in values of a Fund’s assets will not cause a violation of the Fund’s investment policies.
Investment Policy	Target Fund	Acquiring Fund
Fundamental Investment Policies
Borrowing	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Senior Securities	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Loans	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Diversification
The Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of
Same.

any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Industry Concentration
The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Same, except that the Fund explicitly excludes investment companies from the prohibition to invest more than 25% of the Fund’s total assets in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Commodities	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of	Same.

ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Underwriting
The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.
Same.
Non-Fundamental Investment Policies
Investing in Derivatives
The Fund will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, the Fund will use the market value of a derivative instrument.
None.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed.).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy on senior securities above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to making loans set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently limit fund loans of securities by prohibiting funds from lending securities with an aggregate value of more than one-third of a fund’s total assets.
Comparative Performance Information
The following bar charts and tables provide some indication of the risks of investing in the Target Fund and the Acquiring Fund.

The bar chart below shows changes in the Target Fund’s performance from year to year for Class A shares.  The table shows how the Target Fund’s average annual returns for the 1-, 5- and 10-year periods compare to those of a broad measure of market performance. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future. Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Target Fund – Total Annual Returns For Calendar Years Ended December 31 (Class A)

Highest Quarterly Return (% and quarter end date) 3.66% (December 31, 2008)	Lowest Quarterly Return (% and quarter end date) -3.25% (December 31, 2016)
The calendar year-to-date total return as of June 30, 2018 was -1.64%.

Target Fund – Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares
(Return Before Taxes)	-2.77%	-0.44%	2.19%	--
(Return After Taxes on Distributions)	-3.61%	-1.40%	1.06%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	-1.58%	-0.82%	1.23%	--
Class B Shares (Return Before Taxes)	-3.49%	-0.87%	1.99%	--
Advisor Class Shares (Return Before Taxes)	1.58%	--	--	0.60%
Institutional Class Shares (Return Before Taxes)	1.80%	--	--	0.88%
Citigroup U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	2.34%	1.55%	3.52%	1.66%

* The average annual total returns shown for Advisor Class and Institutional Class shares are for the period since their commencement on April 1, 2013.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The return after taxes on distributions and sale of Target Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Target Fund shares at the end of the measurement period.

The bar chart below shows changes in the Acquiring Fund’s performance from year to year for Class A shares.  The table shows how the Acquiring Fund’s average annual returns for the 1-year and Life of Class periods compare to those of a broad measure of market performance. The Acquiring Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. Prior to January 31, 2018, Muzinich did not serve as a subadviser to the Acquiring Fund. Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Acquiring Fund – Total Annual Returns For Calendar Years Ended December 31 (Class A)

Highest Quarterly Return (% and quarter end date) 1.17% (March 31, 2016)	Lowest Quarterly Return (% and quarter end date) -1.10% (December 31, 2016)
The calendar year-to-date total return as of June 30, 2018 was -0.79%.

Acquiring Fund – Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	-1.42%	-0.34%
(Return After Taxes on Distributions)	-2.37%	-1.24%
(Return After Taxes on Distributions and Sale of Fund Shares)	-0.80%	-0.75%
Advisor Class Shares (Return Before Taxes)	1.37%	0.72%
Institutional Class Shares (Return Before Taxes)	1.61%	0.91%
BofA Merrill Lynch 1-5 Year U.S. Broad Market Index (reflects no deduction for fees, expenses or taxes)	1.33%	1.29%

*The average annual total returns shown are for the period since the Fund’s commencement on May 19, 2014.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Acquiring Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Acquiring Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Acquiring Fund shares at the end of the measurement period.

Capitalization
The following table shows the capitalization of the Target Fund and the Acquiring Fund as of May 31, 2018 and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund – Class A	$206,178,942	$10.15	20,309,182
Target Fund – Class B	$637,743	$10.13	62,931
Acquiring Fund – Class A	$59,900,584	$9.22	6,495,601
Adjustments (a)	($213,279)	----	2,031,896
Pro forma Acquiring Fund – Class A (After Reorganization)	$266,503,990	$9.22	28,899,610

Target Fund – Advisor Class	$39,364,004	$10.17	3,871,709
Acquiring Fund – Advisor Class	$34,789,122	$9.25	3,761,454
Adjustments (a)	($40,594)	----	379,998
Pro forma Acquiring Fund – Advisor Class (After Reorganization)	$74,112,532	$9.25	8,013,161

Target Fund – Institutional Class	$8,467,512	$10.22	828,691
Acquiring Fund – Institutional Class	$32,232,981	$9.27	3,478,758
Adjustments (a)	($8,732)	----	84,226
Pro forma Acquiring Fund – Institutional Class (After Reorganization)	$40,691,761	$9.27	4,391,675

Target Fund – All Classes	$254,648,202	----	25,072,512
Acquiring Fund – All Classes	$126,922,687	----	13,735,813
Adjustments (a)	($262,605)	----	2,496,120
Pro forma Acquiring Fund – All Classes (After Reorganization)	$381,308,282	----	41,304,445

(a) Adjustments to reflect the constructive exchange of shares outstanding from the Target Fund to the Acquiring Fund and the costs of the Reorganization, including portfolio transaction costs, to be allocated to the Target Fund.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization and Termination

The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached to this Information Statement as Appendix A.
The Reorganization Plan provides that, pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund as of the close of business on the Closing Date.  In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional Class A, Advisor Class, and Institutional Class shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) as of the close of business on the Closing Date and (2) assume all of the liabilities of the Target Fund.  Immediately thereafter, the Target Fund will distribute the Class A, Advisor Class, and Institutional Class shares of the Acquiring Fund it receives to the Target Fund’s shareholders of record as of the close of business on the Closing Date, by the Trust’s transfer agent opening accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring to each such account the respective pro rata number of full and fractional Class A, Advisor Class, and Institutional Class shares of the Acquiring Fund due that shareholder (holders of the Target Fund’s Class B shares to receive the Acquiring Fund’s Class A shares).  Simultaneously, all issued and outstanding Class A, Class B, Advisor Class, and Institutional Class shares of the Target Fund will be canceled on the Target Fund’s shareholder records, in complete liquidation (for federal tax purposes) of the Target Fund.
As a result, immediately after the Reorganization, each shareholder of the Target Fund’s Class A, Class B, Advisor Class, and Institutional Class shares will own Class A, Advisor Class, and Institutional Class shares, as applicable, of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization, as set forth below:
Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Class B shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares

No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of the Target Fund pursuant to the Reorganization.  Acquiring Fund shares will be held in book entry form only; paper certificates will not be issued.

After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the Closing Date, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after receipt by the transfer agent of a redemption request in proper form.  Redemption requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  Target Fund shareholders will be free to redeem the Class A, Advisor Class, and Institutional Class shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.
The Reorganization Plan may be terminated, and the Reorganization may be abandoned or postponed, by the Trust at any time before the Closing Date, in the event of the failure of a condition to be met or for other reasons specified in the Reorganization Plan. The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization” below).  In addition, the Reorganization Plan requires that the Target Fund will have distributed to its shareholders by the Closing Date substantially all of its previously undistributed taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have no federal income or excise tax liability at the time of the Reorganization.  If the Target Fund must make such a distribution to its shareholders, it will be taxable to shareholders unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be on or about September 21, 2018, or another date determined by the Trust.
The costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, the printing and distribution of the Information Statement, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund.
Description of Acquiring Fund Shares
In accordance with the procedures provided for in the Reorganization Plan, each shareholder of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as the shares he, she, or it holds in the Target Fund immediately prior to the Reorganization, with the exception of Target Fund shareholders holding Class B shares, who will receive Class A shares of the

Acquiring Fund with the same aggregate value as the Class B shares that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Class B shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction, except that shares may only be transferred to a Fund account which has a U.S. address and whose owner meets all the other requirements to establish an account, including the eligibility to own the particular class of shares being transferred. Shares of the Acquiring Fund will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix B to this Information Statement.
Board Considerations
The Board met on April 18-19, 2018 to consider the Reorganization. Based upon the recommendation of FIMCO, the Board’s evaluation of the relevant information prepared by FIMCO and presented to the Board in advance of the meeting, as well as information available in public filings with the SEC, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Target Trust under the 1940 Act, unanimously determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization, the Board considered that FIMCO had considered alternatives to the Reorganization.  The Board considered the terms of the Reorganization Plan and determined that the Reorganization would provide Target Fund shareholders with the options of (1) continuing to pursue their investment goals through another fixed income fund managed by the same investment adviser or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund in the First Investors Family of Funds, which might have tax consequences for them.  The Board considered that liquidating and terminating the Target Fund would provide Target Fund shareholders with no such choice and might have adverse tax consequences for them.  The Board further considered that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganization.

In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganization Plan.  The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund would be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also considered the fact that no sales loads, commissions or other transactional fees would be imposed on shareholders in connection with the Reorganization.  In addition, the Board considered that pursuant to the Reorganization Plan, each of the Target Fund’s shareholders would receive the aggregate value of shares of the corresponding class of the Acquiring Fund (and that Class B shareholders of the Target Fund would receive the aggregate value of Class A shares of the Acquiring Fund) that the shareholder holds of the Target Fund immediately prior to the Reorganization. As a result, the Board considered that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization.

Investment Objectives, Policies and Limitations; Continuity of Portfolio Management. The Board considered that the Funds are both fixed income funds that pursue similar investment objectives but employ different investment strategies.  The Board considered that the Target Fund invests principally in U.S. Government Securities and, to a lesser extent, may invest in municipal securities and non-government investment grade debt securities, while the Acquiring Fund invests in a variety of investment grade debt securities, including corporate bonds, U.S. Government Securities, securities issued by U.S. government-sponsored enterprises, and mortgage-backed and other asset-backed securities.  The Board also considered that the Acquiring Fund also invests in high-yield debt securities, may invest in ETFs that invest in high yield debt securities, and, from time to time, may hold significant investments in a specific market sector.  The Board considered that because of the Acquiring Fund’s investments, the Acquiring Fund has greater exposure to credit risk than the Target Fund.  The Board also considered other material differences in the risk profiles of the Funds.  The Board considered that the Funds’ fundamental investment restrictions are virtually identical.
The Board considered that, after the Reorganization, the Acquiring Fund would continue to pursue its current investment objective and investment strategy.  The Board considered that FIMCO acts as adviser to each Fund and Muzinich acts as subadviser to the portion of the assets of the Acquiring Fund invested in high-yield debt securities, and that both FIMCO and Muzinich would continue to act as adviser and subadviser, respectively, to the Acquiring Fund after the Reorganization.  The Board further considered that the current portfolio managers at FIMCO that manage the assets of each Fund would continue in their respective roles at the Acquiring Fund after the Reorganization and that the same portfolio managers at Muzinich who manage the portion of the Acquiring Fund allocated to Muzinich will continue to manage that portion of the Acquiring Fund after the Reorganization.

Comparison of Fund Performance. The Board considered that the Acquiring Fund had been launched in May 2014 and that the Class A shares of the Acquiring Fund outperformed the Class A and Class B shares of the Target Fund for the one-year and three-year periods ended December 31, 2017; however, the Advisor Class and Institutional Class shares of the Acquiring Fund underperformed the Advisor Class and Institutional Class shares, respectively, of the Target Fund for the one-year period ended December 31, 2017.

Net Assets and Portfolio Composition.  The Board considered that combining the Target Fund and the Acquiring Fund would result in a substantially larger fund since, as of March 31, 2018, the net assets of the Target Fund were $262,130,975, while the net assets of the Acquiring Fund were $128,201,868.  The Board also considered FIMCO’s representation that the Target Fund’s current portfolio investments generally are compatible with the Acquiring Fund’s investment objectives and strategies and that FIMCO estimated that the Acquiring Fund would hold about one-third of the Target Fund’s portfolio investments after the Reorganization.

Relative Expense Ratios. The Board considered information regarding comparative expense ratios.  The Board considered that the contractual advisory fee rates for the Acquiring Fund are lower than the contractual advisory fee rates for the Target Fund at the same asset levels and that the effective advisory fee rate for the Acquiring Fund is lower than the effective advisory fee rate for the Target Fund.  The Board also considered that the gross annual fund operating expense ratio for each class of shares of the Acquiring Fund is lower than the gross annual fund operating expense ratio of each corresponding class of shares of the Target Fund (and in the case of the Target Fund’s Class B shares, the gross annual fund operating expense ratio of the Acquiring Fund’s Class A shares is lower than the gross annual fund operating expense ratio of the Target Fund’s Class B shares).

The Board also considered that the annual fund operating expenses of the Acquiring Fund are subject to contractual expense cap limitations through at least March 14, 2019 which further reduce these expense ratios.  The Board considered that under the expense limitation agreement, FIMCO and the transfer agent agreed to waive the investment advisory fee and/or reimburse certain expenses of the Acquiring Fund to the extent that annual fund operating expenses of shares of the Target Fund exceed a percentage of that class’ average daily net assets through March 14, 2019 as follows:

Contractual Expense Limitations for Target Fund

Class A	Advisor Class	Institutional Class
0.79%	0.51%	0.36%

The Board considered that under the Acquiring Fund’s expense limitation agreement: (1) the expense limitation excludes interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses; (2) the contractual fee waiver can be changed only with the approval of a majority of the Board of Trustees; and (3) FIMCO can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the FIMCO, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The Board considered that the Target Fund is not subject to a contractual expense limitation agreement.

The Board considered that FIMCO voluntarily waives advisory fees payable by the Target Fund, but these fee waivers can be terminated by FIMCO at any time in its discretion.  The Board considered that after giving effect to the reduction in the contractual advisory fee rates for the Acquiring Fund effective January 31, 2018, and without taking into account any voluntary fee waivers by FIMCO of the Target Fund’s advisory fee, the net annual fund operating expense ratio of the Acquiring Fund’s Class A shares is 0.42% and 1.25% lower than those of the Target Fund’s Class A and Class B shares, respectively; the net annual fund operating expense ratio of the Acquiring Fund’s Advisor Class shares is 0.43% lower than that of the Target Fund’s Advisor Class shares; and the net annual fund operating expense ratio of the Acquiring Fund’s Institutional Class shares is 0.41% lower than that of the Target Fund’s Institutional Class shares.

Economies of Scale.  The Board considered that after giving effect to the Reorganization, the pro forma gross annual fund operating expense ratios are expected to be lower for each share class, though these ratios are still higher than the expense cap limitations in place for each class. The Board considered that the Reorganization of the Target Fund into the Acquiring Fund may provide Target Fund shareholders the opportunity to benefit from the increased assets resulting from combining the Funds, which may contribute to further lowering annual fund operating expenses of the Acquiring Fund over time.

Benefits to FIMCO. The Board considered that FIMCO and its affiliates could benefit from a streamlined fund line-up as the Reorganization would reduce the number of fixed income funds in the First Investors Family of Funds.  The Board also considered that reducing the number of fixed income funds may allow FIMCO to concentrate its management resources on the Acquiring Fund.  In addition, the Board considered that the Reorganization would eliminate the costs of running the Target Fund, including the voluntary fee waivers provided by FIMCO to the Target Fund.

Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for the Target Fund and its shareholders.

Expenses Relating to the Reorganization. The Board considered that the costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund.

Other Alternatives.  The Board considered FIMCO’s representation that the only likely alternative to the Reorganization that FIMCO would recommend would be liquidation of the Target Fund, which could result in adverse tax consequences to Target Fund shareholders whose shares have appreciated in value.  After considering the potential consequences of a liquidation, the Board agreed with FIMCO’s assessment that the possible alternatives, including liquidation of the Target Fund, were less desirable than the Reorganization.
Federal Income Tax Consequences of the Reorganization

The Target Fund has qualified for treatment as a “regulated investment company” under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), for each taxable year since its inception. Accordingly, the Trust believes the Target Fund has been, and expects the Target Fund to continue through the Closing Date to be, relieved of any federal income tax liability on its taxable income and net realized gains it distributes to its shareholders to the extent provided for in Subchapter M. The Acquiring Fund also has qualified for treatment as a RIC for each taxable year since its inception.
The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code.  As a condition to the closing of the Reorganization, the Trust will receive an opinion of its counsel substantially to the effect that ‑‑ based on the facts and certain assumptions stated therein and conditioned on the representations set forth in the Reorganization Plan (that is, the conditions precedent set forth in the Reorganization Plan, which pursuant to the Reorganization Plan such counsel may treat as representations and warranties the Trust made to it) being true and complete at the time of the closing of the Reorganization, and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) ‑‑ the Reorganization will qualify as such a reorganization, each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and, accordingly, with respect to each Fund and its shareholders, for federal income tax purposes:
●	The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;
●	A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;
●
A shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the closing of the Reorganization;

●	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and
●
The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder of the Target Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquiring Fund shares the shareholder receives.
To better align the Target Fund portfolio with the principal investment strategies of the Acquiring Fund, FIMCO anticipates disposing of approximately two-thirds of the holdings of the Target Fund close to the date for the Reorganization.

Because the Target Fund’s portfolio currently has net unrealized depreciation and the availability of capital loss carryovers, the anticipated sale of the Target Fund’s holdings prior to the Reorganization is not expected to result in the distribution of net capital gains to shareholders of the Target Fund.
Tracking Your Basis and Holding Period.  After the Reorganization, you will be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares, as you have been with respect to your Target Fund shares, for federal income tax purposes.  Any basis determination method you elected with respect to Target Fund shares you acquired after December 31, 2011 — other than the average basis method, which is each Fund’s default method — will be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any IRS-accepted method for basis determination, other than the average basis method, with respect to any Acquiring Fund shares you acquire after the Reorganization (collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing.  Any basis determination method for Covered Shares may not be changed with respect to a redemption (including a redemption that is part of an exchange) thereof after the settlement date of the redemption.
The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, the basis information therefor and whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Shareholder Rights

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company.  Each Fund is a separate series of the Trust.  The Trust’s Amended and Restated Trust Instrument (“Trust Instrument”) authorizes the Board to issue shares in different series and classes. In addition, the Trust Instrument authorizes the Board to name the rights and preferences of the shareholders of each series and class.  The Trust may issue an unlimited number of authorized shares of beneficial interest.  The Trust Instrument provides that the Board may, without shareholder approval, reorganize any series of the Trust into another business entity, including another series of the Trust, so long as such business entity is an investment company registered under the 1940 Act, and the series receives adequate consideration as determined by the Board.
The Trust’s operations are governed by its Trust Instrument and By-laws adopted by the Board and applicable Delaware law.  The operations of the Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.  The chart below describes some of your rights as either a Target Fund or Acquiring Fund shareholder.

Category	Target Fund and Acquiring Fund
Par Value	Each share has no par value.
Preemptive Rights	None.
Preference	None.
Appraisal Rights	None.
Conversion Rights	None, except that Class B shares of the Target Fund convert to Class A shares after eight years.
Exchange Rights (not including the right to exchange among funds in the First Investors Family of Funds)	None.
Shareholder Rights
Shares shall be deemed to be personal property giving shareholders only the rights provided in the Trust Instrument.  Every shareholder, by virtue of having acquired a share, shall be held expressly to have assented to and agreed to be bound by the terms of the Trust Instrument and to have become a party thereto. The death, incapacity, dissolution, termination, or bankruptcy of a shareholder during the existence of the Trust shall not operate to terminate the Trust, any series or class, nor entitle the representative of any such shareholder to an accounting or to take any action in court or elsewhere against the Trust, any series or class or the Trustees, but entitles such representative only to the rights of such shareholder under this Trust Instrument.  Ownership of shares shall not entitle the shareholder to any title in or to the whole or any part of the assets of the related series or right to call for a participation or division of the same or for an accounting, nor shall the ownership of shares constitute the shareholders as partners.

Personal Liability of Shareholders
No shareholder shall be personally liable for the liabilities incurred by, contracted for or otherwise existing with respect to the Trust or any series or class thereof.  None of the Trust, series or the Trustees, nor any officer, employee, or agent of any of the foregoing shall have any power to bind any shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the shareholder.  Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
Annual Meetings	No annual meetings unless required by law.
Right to Call Meeting of Shareholders
Special meetings of the shareholders of any series or class shall be called by the Secretary upon the written request of shareholders owning at least ten percent (10%) of the outstanding shares of such series or class entitled to vote, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted upon and (2) the shareholders requesting such meeting shall have paid the reasonably estimated cost of preparing and mailing the notice of the meeting.

Notice of Meetings
The Secretary shall call a meeting of shareholders by giving written notice of the place, date, time and general nature of the business to be transacted at that meeting at least fifteen (15) days before the date of such meeting. Notice of any meeting of shareholders shall be (1) given either by hand delivery, telephone, overnight courier, facsimile, telex, telecopier, electronic mail or other electronic means or by mail, postage prepaid, and (2) addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer agent or given by the shareholder to the Trust for the purpose of notice.

Record Date for Meetings	The Trustees may fix in advance a date not more than 120 days before the meeting.
Election of Trustees	Requires a plurality of the outstanding shares.
Adjournment of Meetings	A shareholders’ meeting may be adjourned one or more times for any reason, including the failure of a quorum to attend the meeting. A quorum is not required for adjournments.
Removal of Trustees by Shareholders	Any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Service Providers
Adviser
Foresters Investment Management Company, Inc. (“FIMCO”) is the investment adviser to each Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  FIMCO is a wholly owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”), and its address is 40 Wall Street, New

York, NY 10005.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  As of April 30, 2018, FIMCO served as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $13.0 billion as of December 31, 2017.  FFHC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FFHC is a subsidiary of The Independent Order of Foresters (“IOF”).  IOF owns all of the voting common stock of FFHC, the parent company of FIMCO, Foresters Financial Services, Inc. and Foresters Investor Services, Inc. and therefore, IOF controls each of these FFHC-affiliated companies.  IOF is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Pursuant to an Investment Advisory Agreement (“Advisory Agreement”), FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund’s operations, subject to review by the Board.  The Advisory Agreement also provides that FIMCO will provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth below.  Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter (as defined below) under the terms of its Advisory or Underwriting Agreements.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

FIMCO has an Investment Committee composed of the President of FIMCO, the Chief Investment Officer of FIMCO, and FIMCO’s Director of Research and Strategy.  The Investment Committee meets periodically with the portfolio managers of the First Investors Funds to review the performance of each of the Funds, the investment strategies that are being used to manage the Funds and recent additions to and deletions from the portfolios of the Funds.

On behalf of the Funds, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) under CFTC Regulation 4.5, and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Funds.

The Adviser’s annual fee is accrued daily by each Fund, based on the Fund’s net assets, and is allocated daily to each share class based on the net assets of that class of shares in relation to the net assets of the Fund as a whole. Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

Target Fund:
Average Daily Net Assets	Annual Rate
Up to $500 million	0.66%
In excess of $500 million up to $1 billion	0.64%
In excess of $1 billion up to $1.5 billion	0.62%
Over $1.5 billion	0.60%

Acquiring Fund:
Average Daily Net Assets	Annual Rate
Up to $500 million	0.41%
In excess of $500 million up to $1 billion	0.39%
In excess of $1 billion up to $1.5 billion	0.37%
Over $1.5 billion	0.35%

For the fiscal year ended September 30, 2017, FIMCO received advisory fees (net of any applicable waiver) of 0.53% of average daily net assets for the Target Fund and 0.49% of average daily net assets for the Acquiring Fund.  The management fee for the Acquiring Fund was reduced to 0.41% effective January 31, 2018.
During the fiscal year ended September 30, 2017, FIMCO waived advisory fees for the Target Fund in the amount of 0.13% and for the Acquiring Fund in the amount of 0.17%.  The waiver and/or expense reimbursement for the Target Fund is voluntary (rather than contractual), is not reflected in the “Comparative Fee and Expense Tables” section of this Information Statement, and may be discontinued at any time by FIMCO without notice, whereas the waiver and/or expense reimbursement for the Acquiring Fund is contractual and can only be terminated or amended with the approval of the Fund’s Board.
FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Acquiring Fund until at least January 31, 2020, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.79% for Class A shares, 0.51% for Advisor Class shares and 0.36% for Institutional Class shares.  FIMCO and the transfer agent can be reimbursed by the Acquiring Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Acquiring Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2020, only with the approval of the Fund’s Board of Trustees.
Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above. The Statement of Additional Information for the Funds dated January 31, 2018, which is incorporated by reference into this Information Statement, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in a Fund.

Descriptions of the factors considered by the Board of Trustees in approving the Funds’ Advisory Agreements are available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2017.

Subadviser
Muzinich serves as the investment subadviser of a portion of the Acquiring Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Muzinich is located at 450 Park Avenue, New York, NY 10022. Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies. As of December 31, 2017, Muzinich managed approximately $36.5 billion in assets.

Under the Subadvisory Agreement, Muzinich is responsible for managing a portion of the Acquiring Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Muzinich a subadvisory fee with respect to a portion of the Acquiring Fund as set forth below.  The Subadvisory Agreement provides that Muzinich will not be liable for any error or judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

For each Fund, the Adviser is responsible for paying the subadviser a fee, in accordance with a schedule that is described below, based on the amount of the Fund’s daily net assets that is managed by the subadviser.  Cash that a subadviser does not invest is generally invested by the Adviser.  The Adviser may determine, in its discretion, not to invest the cash balance it manages for any Fund depending on market and economic conditions.  For purposes of calculating the fee to be paid to each subadviser (described below), any daily cash balance that is invested by the Adviser is excluded from each of the Fund’s daily net assets.

The Adviser pays Muzinich an annual subadvisory fee on the assets delegated to it, paid monthly, according to the following schedule:

1.
The average daily net assets (if any) of the portion allocated to Muzinich of the First Investors Balanced Income Fund, First Investors Floating Rate Fund, First Investors Investment Grade Fund and First Investors Limited Duration Fund, each a series of the First Investors Income Funds, the First Investors Total Return Fund, a series of the First Investors Equity Funds, the First Investors Life Series Balanced Income Fund, First Investors Life Series Investment Grade Fund, First Investors Life Series Limited Duration Bond Fund and First Investors Life Series Total Return Fund, each a series of the First Investors Life Series Fund will be aggregated;

2.	A blended fee will then be computed on the sum as if all the Fund assets delegated to Muzinich described in paragraph 1 above were combined using the following schedule:

a.	0.30% on the first $250 million;

b.	0.275% in excess of $250 million up to $500 million;

c.	0.25% in excess of $500 million up to $1 billion;

d.	0.225% in excess of $1 billion up to and including $2 billion; and

e.	0.20% on the balance over $2 billion.

3.
The fee payable under this Agreement with respect to the Fund assets delegated to Muzinich as described above will then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Fund assets delegated to Muzinich to the sum of the average daily net assets of the Fund assets delegated to Muzinich described above.

Descriptions of the factors considered by the Board of Trustees in approving the Funds’ Subadvisory Agreements are available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2017.

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above. The

Statement of Additional Information for the Funds dated January 31, 2018, which is incorporated by reference into this Information Statement, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in a Fund.

The Funds have received an exemptive order from the SEC, which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers that are not affiliated with the Funds or FIMCO without approval of the Funds’ shareholders but subject to the approval of the Funds’ Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

Principal Underwriter, Transfer Agent, and Custodian
The Funds are primarily sold to retail investors through their principal underwriter, Foresters Financial Services, Inc. (“Underwriter” or “FFS”), located at 40 Wall Street, New York, New York 10005, which is an affiliate of FIMCO, and both are subsidiaries of the same holding company.  FFS representatives receive compensation for selling the Funds. The Funds also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds.  The underwriting agreement between each Fund and FFS requires FFS to use its best efforts to sell shares of the Funds. FFS may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with FFS during a particular period.  Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FFS, acts as transfer agent for the Funds and as redemption agent for regular redemptions. FIS provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Funds.  FIS receives fees from the Funds that are assessed primarily based upon the number and type of accounts that are maintained, or in the case of the Institutional Class shares via an asset based fee, in accordance with a fee schedule that is approved by the Board of the Funds.  In addition, the Funds reimburse FIS for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items.  The Transfer Agent’s telephone number is 1(800) 423-4026.
The Bank of New York Mellon Corp. (“BNY Mellon”), One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.  BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.

Independent Registered Public Accounting Firm
The accounts of the Funds are audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

Rule 12b-1 Distribution Plan
Each Fund has adopted a plan pursuant to Rule 12b-1 for its Class A shares and the Target Fund has adopted a Rule 12b-1 for its Class B shares.  The plans allow each Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares.  No more than 0.25% of each Fund’s average daily net assets may be paid under the plan as service fees and no more than 0.75% of the Target Fund’s average daily net assets may be paid under the Class B plan as distribution fees.  Because these fees are paid out of a Fund’s assets on an ongoing basis, the higher fees for Class A and Class B shares will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.  Advisor Class shares and Institutional Class shares do not pay Rule 12b-1 fees.
Payments to Financial Intermediaries
When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation.  The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own.  FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Funds.  In addition, FIMCO and its affiliates and the Funds may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds.  Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Funds.  For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs.  Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses.  Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Funds over other potential investments.  The compensation also may cause a financial intermediary to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds.  You may contact your financial intermediary for details about any such payments it receives from the Funds, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.
Outstanding Shares of Target Fund and Acquiring Fund
The table below shows the number of outstanding shares and outstanding dollar amounts of the Target Fund as of July 10, 2018.
Outstanding Shares	Class A	Class B	Advisor Class	Institutional Class
First Investors Government Fund	19,620,822	60,490	3,955,674	1,212,513
Outstanding Dollar Amounts	Class A	Class B	Advisor Class	Institutional Class
First Investors Government Fund	$198,170,305	$609,739	$39,991,865	$12,319,137

The table below shows the number of outstanding shares and outstanding dollar amounts of the Acquiring Fund as of July 10, 2018.

Outstanding Shares	A Class	Advisor Class	Institutional Class
First Investors Limited Duration Bond Fund	6,642,707	3,791,803	3,442,156
Outstanding Dollar Amounts	A Class	Advisor Class	Institutional Class
First Investors Limited Duration Bond Fund	$61,046,475	$34,922,502	$31,771,096

A list of shareholders who owned of record five percent (5%) or more of the shares of a class of the Target Fund and the Acquiring Fund as of July 10, 2018 is set forth in Appendix C to this Information Statement. As of July 31, 2018, the Trustees and Officers, as a group, owned less than 1% of Class A, Class B, Advisor Class or Institutional Class shares of the Target Fund and Class A, Advisor Class or Institutional Class shares of the Acquiring Fund.
Additional Information
For additional information regarding your investment in the Acquiring Fund (and other funds in the First Investors Family of Funds), including: (1) purchase, exchange and redemption information; (2) valuation of Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix B.

FINANCIAL HIGHLIGHTS
For the financial highlights tables of the Funds see “Financial Highlights” in Appendix C.  The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and Acquiring Fund and the notes thereto included in those Funds’ Annual Report for the fiscal year ended September 30, 2017 and Semi-Annual Report for the six months ended March 31, 2018, which are incorporated by reference into the SAI and are available upon request.
* * * * *

APPENDIX A
FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by FIRST INVESTORS INCOME FUNDS, a Delaware statutory trust (“Trust”), on behalf of First Investors Government  Fund (“Target”) and First Investors Limited Duration Bond Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof.  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust on its behalf, and (3) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.
The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)).  The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Fund in exchange solely for the issuance to Target of shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust and dissolution under Delaware law (collectively, “Reorganization”), all on the terms and conditions set forth herein.
The Trust’s Amended and Restated Trust Instrument effective as of November 19, 2015 (“Instrument”), permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and Foresters Investment Management Company, Inc., the Trust’s investment adviser (“Adviser”), has the authority to buy and sell securities for it.  The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”) and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund.
The Trust’s board of trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance hereof on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Target’s issued and outstanding shares are divided into four classes of shares, designated Class A shares, Class B shares, Advisor Class shares, and Institutional Class shares (“Target Class A Shares,” “Target Class B Shares,” “Target Advisor Class Shares,” and “Target Institutional Class Shares,” respectively, and collectively, “Target Shares”).  Acquiring Fund’s issued and outstanding shares are divided into three classes of shares, designated Class A shares, Advisor Class shares, and Institutional Class shares (“Acquiring Fund Class A Shares,” “Acquiring Fund Advisor Class Shares,” and “Acquiring Fund Institutional Class Shares,” respectively, and collectively, “Acquiring Fund Shares”).  The rights and obligations of the Funds’ similarly designated classes of shares are identical to each other; and, except for different sales charges and Rule 12b-1 fees, the rights and obligations of the Target Class B Shares are identical to those of the Acquiring Fund Class A Shares.
PLAN OF REORGANIZATION AND TERMINATION
Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund Class A Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target Class A Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class A Share,  (2) Acquiring Fund Class A Shares determined by dividing the Target Value attributable to the then outstanding Target Class B Shares by the NAV of an Acquiring Fund Class A Share, (3) Acquiring Fund Advisor Class Shares determined by dividing the Target Value attributable to the then outstanding Target Advisor Class Shares by the NAV of an

Acquiring Fund Advisor Class Share, and (4) Acquiring Fund Institutional Class Shares determined by dividing the Target Value attributable to the then outstanding Target Institutional Class Shares by the NAV of an Acquiring Fund Institutional Class Share; and
(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses, if any) shown as assets on Target’s books at that time.
The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, plus (c) the excess of (1) its interest income excludable from gross income under section 103(a) over (2) its deductions disallowed under sections 171(a)(2) and 265, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all or substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.
At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a

“Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Class A Shares or Target Class B Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Advisor Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Advisor Class Shares due that Shareholder, and the account for each Shareholder that holds Target Institutional Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Institutional Class Shares due that Shareholder).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class -- classes in the case of Acquiring Fund Class A Shares -- that Shareholder owns at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns and forms, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 ‑‑ as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes ‑‑ but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions required by applicable law, and otherwise necessary and proper, to effect that termination and Target’s dissolution.

Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
VALUATION
For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information (“Pro/SAI”) and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.
For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.
All computations pursuant to paragraphs 2.1 and 2.2 (a) shall be made (1) by or under the direction of Adviser, in its capacity as the Trust’s administrator, or (2) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures, and (b) shall be subject to confirmation by Tait, Weller & Baker LLP, the Trust’s independent registered public accounting firm (“Tait”).
CLOSING AND EFFECTIVE TIME
Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on September 21, 2018, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.
The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s

books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund plus any existing assets of Acquiring Fund prior to the Closing.
The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding shares in each class of Target Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment and basis determination method elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Target with respect to each Shareholder, all at the Effective Time.
3.4. The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to (1) the opening of accounts on those records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and (2) the crediting thereto of the Acquiring Fund Shares due each such Shareholder pursuant to paragraph 1.5.
CONDITIONS PRECEDENT
The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Instrument or the Trust’s Bylaws (as amended November 19, 2015) (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
Since September 30, 2017, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(g); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not acquired, and will not acquire, any significant part of its assets (i) for the purpose of satisfying Acquiring Fund’s Investment Criteria or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;
At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets -- including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests -- will meet Acquiring Fund’s Investment Criteria, (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;
To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and
All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares.
The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization; and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;
No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;
Since September 30, 2017, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;
All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion (at least 33⅓%) of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund has no plan or intention to sell or otherwise dispose of a significant part of the Assets during at least the first six months after the Effective Time, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;
Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time since its inception, any Target Shares;
Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
Assuming satisfaction of the condition in paragraph 4.1(n), immediately after the Reorganization (1) not more than 25% of the value of

Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of that value will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and
Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.
The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of (i) a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, including therein a Combined Proxy Statement and Prospectus (“Proxy Statement”), and any supplement or amendment thereto (“Registration Statement”), (ii) a post-effective amendment to its registration statement on Form N-1A with respect to Acquiring Fund, and (iii) any supplement(s) or other amendment(s) to the latter registration statement required in connection with the Reorganization, and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;
The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the

Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

Immediately after the Reorganization, the Shareholders will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;
No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
There will be no dissenters to the Reorganization under the applicable provisions of Delaware law;
The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);
The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction;
All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
The Trust shall have called and held a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); and this Plan shall have been approved at that meeting (including any adjournment(s) or postponement(s) thereof);
On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, the Pro/SAI shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder;
The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, which Counsel may treat as representations and warranties the Trust made to it, may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties (and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel) and statements (all such conditions, representations and warranties, and statements collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  Target also shall bear all other Reorganization Expenses, including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus included therein, and (b) legal and accounting fees and disbursements in connection with the Reorganization.  Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

TERMINATION
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
MISCELLANEOUS
This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.
Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
Adopted __________ __, 2018

APPENDIX B

SHAREHOLDER INFORMATION

(References to the “Fund” in this Appendix are to the Acquiring Fund.)

How and when does the Fund price its shares?

The share price (which is called “net asset value” or “NAV” per share) for the Fund normally is calculated as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is scheduled to be open (“Business Day”).  Shares of the Fund normally will not be priced on the days on which the NYSE is scheduled to be closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price normally will be determined as of the time of the closing.  To calculate the NAV, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of each share class will generally differ because they have different expenses.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the time as of which the NAV is calculated (collectively, “current market values”).

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the NAV is calculated, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the time as of which the NAV is calculated, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the time as of which the NAV is calculated, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.

In the event that a security, domestic or foreign, is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities that trade in markets outside the United States may fluctuate on days that Fund is not open for business and may result in the Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.

How do I open an account?

You can open an account through a representative of the Fund’s principal underwriter, Foresters Financial Services, Inc. (“FFS”), or any other broker-dealer, insurance company, third party administrator or other financial intermediary that is authorized to sell the Fund (collectively, your “Representative”).  It is generally the Fund’s policy to open accounts only for an individual who is a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the U.S. or under the laws of the U.S. or any U.S. state, an estate (other than a foreign estate); or a domestic trust.  Accounts may be established through a variety of different registration options, including individual, joint and trust registrations.  Shares that you purchase through a financial intermediary may be held in your account with that firm.  Your Representative may help you complete the necessary paperwork to open a new account.  Your Representative will transmit your request to the Funds and may charge you a fee for this service.  Please contact your Representative for more information on how to open an account.

The Fund offers several different share classes.  Each share class has its own investment eligibility criteria, fees, expenses and other features.  Not all share classes may be available to you.  When deciding which share class to invest in, you should consider the amount you plan to invest, the fees and expenses for each share class and any sales charge discounts or waivers which may be available to you.  Your Representative can assist you in determining which share classes are available to you.  You should consider any other fees and/or charges your Representative may charge you in addition to the fees and/or charges disclosed in this prospectus.  The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Fund’s Statement of Additional Information (“SAI”).  The SAI is available free of charge by calling 1 (800) 423-4026, by visiting our website at www.foresters.com or by visiting the SEC’s website at www.sec.gov.

Investors investing in the Fund through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees.  If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply.  As discussed above, your financial intermediary also may charge fees that are in addition to those described in this prospectus.

Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and in certain circumstances, the beneficial owner(s) of legal entity customers and a person with significant responsibility to control, manage or direct a legal entity customer.  Therefore, if you are a new customer, you will be asked to provide certain information before your account may be opened, including your name, residential street address, date of birth, social security or other taxpayer identification number, citizenship status and other information that will allow you to be identified.  You may also be asked to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents.  In certain circumstances, this information may be obtained and verified with respect to the beneficial owner(s) of legal entity customers, a person with significant responsibility to control, manage, or direct a legal entity customer, and any person authorized to effect transactions in an account.  The Fund and your financial intermediary may reject your new account application if the required identifying information is not provided.

In addition to the identifying requirements described above, if the Fund is unable to verify your identity or the identity of any of the other aforementioned persons associated with your account to their satisfaction within 60 days of opening your account, the Fund will restrict most types of investments in your account.  The Fund reserves the right to liquidate your account at the current net asset value if the Fund has not been able to verify your identity or the identity of any of the other aforementioned persons associated with your account within 90 days of opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained.  The Fund may, in its sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if the Fund believes for any reason that a more timely resolution is necessary or appropriate.  The Fund is not responsible for any loss that may occur and the Fund will not refund any sales charge or CDSC that you may incur as a result of their decision to liquidate an account.

Moreover, the identity verification policies and procedures described above will also apply to certain changes to the aforementioned persons associated with some existing accounts that include but may not be limited to, those for legal entity customers.

What share classes are offered by the Fund?

Not all classes of shares of the Fund may be available in all jurisdictions.

Class A shares:  Class A shares of the Fund are available to all investors.  Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, which is also described in the Class A shares chart.

The minimum account size for a Class A account is $1,000 for a non-retirement account and $500 for a traditional individual retirement account (“IRA”) or Roth IRA.  The Fund offers lower initial minimum investment requirements for certain types of Class A accounts and may waive the minimum account requirements if you maintain a systematic investment program.  There is no minimum investment requirement for Class A shares that are purchased as part of a fee-based advisory program sponsored or maintained by a financial intermediary such as a registered investment advisor or for certain retirement plan service provider platforms.  Class A shares of the Fund charge Rule 12b-1 fees.

Advisor Class shares:  Advisor Class shares of the Fund are available to fee-based advisory programs sponsored or maintained by a financial intermediary such as a registered investment advisor who invests at least $100,000 in the aggregate in the Fund and to certain retirement plan service provider platforms.  The Fund may accept, in its sole discretion, investments in Advisor Class shares from purchasers not listed above.  Advisor Class requires a minimum initial investment of $1,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Advisor Class shares in certain cases.  Advisor Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees.

Institutional Class shares:  Institutional Class shares of the Fund are available to eligible investors.  Eligible investors may include certain retirement plan service provider platforms, corporations, registered investment companies, trust companies, endowments and foundations.  Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter to offer such shares solely when acting as an agent for the investor.  The Fund may accept, in its sole discretion, investments in Institutional Class shares from purchasers not listed above.  Eligible investors must make a minimum initial investment of $2,000,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Institutional Class shares in offered through brokerage and retirement plan service providers.  Institutional Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees and are not subject to third-party sub-transfer agency or record-keeping fees.

An investor transacting in the Institutional Class shares through a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary.  The Fund also offers other share classes with different fees and expenses.

What about accounts with multiple owners or representatives?

The following applies with respect to accounts opened with the Fund.  If you purchased or hold shares through a financial intermediary, the following policies may not apply.  Please contact your financial intermediary for additional information.

If you open an account that has more than one legal owner or legal representative, the Fund will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required or requested by us pursuant to the Fund’s policies to process the transaction.  For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares, (d) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (e) change the address of record on the account.  The Fund (and its affiliates) has no liability for honoring the instructions of any one joint owner; it has no responsibility for questioning the propriety of instructions of any one joint owner; and it has no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected).  The principle of “notice to one is notice to all” applies.  Thus, to the extent permitted by law, the Fund is legally considered to have fulfilled all of their obligations to all joint tenants if they fulfill them with respect to one of the joint tenants.  If you open or maintain a joint account, you consent to this policy.

Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is the policy of the Fund to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges.  Thus, any one of the designated persons is authorized to provide the Fund with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons.  The Fund has no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to it or not, to determine if they contain any restrictions on the authority of any one authorized person to provide instructions or to control the account.  The Fund may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected).  The Fund has no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account.  If you open or maintain an account for an entity, you consent to this policy.

If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Fund that you do not authorize it to accept instructions from less than all owners or representatives.  You should be aware that this could cause you to incur delays, potential market losses, and additional expenses.  You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction for which a signature guarantee is required or requested by us under the Fund’s policies.  The Fund reserves the right to change its policies concerning accounts with multiple owners or representatives without prior notice.

How do I make subsequent transactions?

Shareholders may make additional purchases in any dollar amount into accounts that have a broker-dealer of record.  The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account.  If you purchased shares of the Fund through a financial intermediary or your account is controlled by your financial intermediary, or if your shares are held in an omnibus account, you must contact your Representative or financial intermediary for information concerning how to effect transactions in the Fund’s shares or to determine if you are eligible to use the exchange policies described in this section, since the Fund can only accept instructions from your financial intermediary.  Your financial intermediary is responsible for transmitting your purchase or sale request to the Fund in proper form and in a timely manner, and may charge you a fee for this service.

1.  Contact your Representative.

After you have opened your account, you can buy additional shares of the Fund or other Funds in the First Investors fund family, redeem shares, or exchange shares into our other Funds by contacting your Representative.  He or she will handle your transaction for you and tell you what paperwork, if any, is required.  Written signature guaranteed instructions and other paperwork may be required for certain types of transactions.  See the Signature Guarantee Policies and other requirements below.

2.  Contact the Fund directly through its transfer agent.

You can also buy (provided your account has a broker-dealer of record), sell, or exchange shares of the Fund by contacting the Fund directly through its transfer agent, Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026.  You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing.  You can also request your account be rebalanced among several funds.  A rebalance is a series of exchanges which may be requested in writing.  Certain redemptions may not be transacted by telephone because they require a signature guarantee under the Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption.  The Fund does not generally accept transaction instructions via e-mail, or other electronic means.

To confirm that telephone instructions received from account owners are genuine, the Fund’s transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected).  The Fund and its transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to verify the caller’s identity and authority are reasonable.

Telephone privileges are automatically granted to all new customers.  It is your responsibility to decline telephone privileges if you do not want them.  You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them.  This will not affect your ability to place telephone orders through your Representative.  However, declining telephone privileges will prevent you from effecting transactions directly through the Fund by telephone.  This may cause you to incur delays, potential market losses, and costs.  Additional information about telephone privileges is included in the Fund’s SAI.

3.  Signature Guarantee Policies and Other Requirements.

The Fund requires written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s) excluding those which are made payable to a corporate affiliate of FIMCO for the benefit of the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed).  The Fund may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations.  These are described in the Fund’s SAI.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file.  For example, the Fund requires a Certificate of Authority to be on file before they will honor a request for redemption for an account established for a partnership, corporation, or trust.  Similarly, the Fund requires official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships.  If the Fund is being asked to redeem a retirement account and transfer the proceeds to another financial institution, it may also require a Letter of Acceptance from the successor custodian and for a 403(b) or 457 account, the signature of your employer or third-party administrator.  The Fund’s transfer agent may, in its discretion, waive certain requirements for redemptions.

Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer.  An exchange will be processed at the relative NAVs of the shares involved and any CDSC on the shares being exchanged and the holding period used to calculate the CDSC will carry over to the new shares.  There is no sales charge on an exchange.  However, since an exchange of Fund shares is a redemption of shares of the Fund and a purchase of shares of another First Investors Fund, it may create a gain or loss for federal income tax purposes.  Additional information regarding how to purchase, redeem and exchange shares of the Fund is included in the Fund’s SAI.  Under certain circumstances, the Fund may permit conversion from, or may convert, one class of shares to another class of shares within the Fund.  A conversion between share classes in the Fund is a nontaxable event.  The Fund reserves the right to change its Signature Guarantee Policies and other policies without prior notice.

How are transactions processed?

If a purchase, redemption or exchange order is received in good order by the Fund’s transfer agent at its offices in Edison, NJ by the time as of which the NAV is calculated, it will be priced at that day’s NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption.  If you place your order with your Representative by the time as of which the NAV is calculated, your transaction will also be priced at that day’s offering price provided that your order is received by our transfer agent in the Edison, NJ offices by our processing deadline.  Orders placed after the close of time as of which the NAV is calculated, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day’s offering price.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers and third party administrators to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee, receives the order.  Once an order has been received by the Fund from an authorized financial intermediary or its authorized designee, the order will be priced at the Fund’s next computed offering price for a purchase or next computed NAV minus any applicable CDSC for a redemption.  You should contact your financial intermediary to find out by what time your purchase or redemption order must be received so that it can be processed the same day.  It is the responsibility of your financial intermediary to transmit orders that will be received by the Fund in proper form and by our processing deadline.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.  The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.

Normally, redemption proceeds paid via check will be sent via mail within two business days following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which the day’s NAV is calculated), while redemption proceeds paid via ACH will generally settle to your bank account on the second business day following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which the day’s NAV is calculated).  However, payment of redemption proceeds may take up to 7 days if making earlier payment would adversely affect the Fund.  If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to 12 days from the date of purchase).  If your account is held through an intermediary, redemption proceeds will generally be paid to the intermediary within two business days following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which that day’s NAV is calculated).

The Fund may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.

Generally, the Fund expects to meet redemption requests through its holdings of cash (or cash equivalents) or by selling portfolio securities.  The Fund also reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund’s underlying investments rather than distributing cash.  To the extent the Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the redeeming shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund.  The Fund may also consider interfund lending to meet redemption requests.  The Fund may be more likely to use these other methods to meet large redemption requests or during periods of market stress.  For additional information about in-kind redemptions and interfund lending, please refer to the Fund’s SAI.

The Fund reserves the right to provide confirmation of certain transactions, including, but not limited to, purchases through periodic investment plans and certain retirement plans, on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.

What are the sales charges?

The Fund offers Class A, Advisor Class and Institutional Class shares.  Class A shares are sold subject to a sales charge and there are no sales charges associated with the purchase of Advisor Class and Institutional Class shares.  While each class invests in the same portfolio of securities, each class has different expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, as described below.

Class A Shares of the Limited Duration Bond Fund:

Your Investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $100,000	2.50%	2.56%
$100,000-$249,999	1.75	1.78
$250,000-$499,999	1.25	1.27
$500,000-$999,999	1.00	1.01
$1,000,000 or more	0**	0**

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances.  As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

To qualify to receive a sales charge discount or waiver described in this prospectus, notify your broker-dealer or your financial intermediary of your eligibility (or, if you purchase Fund shares directly through the Fund’s transfer agent, notify the transfer agent).  If the Fund is not notified that a purchase is eligible for a sales charge discount or waiver, you may not receive the sales charge discount or waiver.  You may be asked to provide account records, statements or other information to prove your eligibility.

The Fund has adopted a plan pursuant to Rule 12b-1 for its Class A shares.  The plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plan provides for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares.  No more than 0.25% of the Fund’s average daily net assets may be paid under the plans as service fees.  Because these fees are paid out of the Fund’s assets on an ongoing basis, the higher fees for Class A will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.  Advisor Class shares and Institutional Class shares do not pay Rule 12b-1 fees.

Commissions on Institutional Class Shares: The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Class shares. However, if you purchase Institutional Class shares through a financial intermediary, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.  Because the Fund is not a party to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Institutional Class shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary nor are they reflected in the performance information shown in the prospectus for the Fund because they are not charged by the Fund.

Does the Fund or FIMCO make payments to financial intermediaries?

When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation.  The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own.  FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Funds.  In addition, FIMCO and its affiliates and the Fund may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Fund.  For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs.  Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments.  The compensation also may cause a financial intermediary to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.  You may contact your financial intermediary for details about any such payments it receives from the Fund, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

Are sales charge discounts and waivers available?

A.  Rights of Accumulation and Statements or Letters of Intent.

You may qualify for a Class A share sales charge discount under the Fund’s Rights of Accumulation (“ROA”) policy.  If you already own shares of any First Investors Funds, you are entitled to add the current values of those shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) to your purchase in computing your sales charge.  Thus, for example, if you already own shares of First Investors Funds and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

Sales charge discounts for the Fund take effect at $100,000.  To ensure that you receive the applicable sales charge discount, please speak with your broker-dealer or financial intermediary.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by establishing a non-binding statement or letter of intent (“SOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an SOI for $100,000.

You can include in your SOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer.  For purposes of the Fund’s SOI policies, spouse is broadly defined to include common law and life partners.  Furthermore, an SOI covers both existing accounts and those that are subsequently opened by a designated person during the SOI period.

You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the SOI and the amount of your SOI.  Once an SOI is established, it cannot be amended to add persons who were not specified initially nor can an SOI be “back dated” to cover prior purchases.  However, you can revise the SOI amount upward at any time during the SOI period by completing our SOI Agreement Form (or other documentation acceptable to First Investors Funds).  If the prior commitment has not been met by the time of the revision, the SOI period during which the purchases must be made will remain the same.  Purchases made from the date of the revision will receive the reduced sales charge resulting from the revised SOI.  If your prior commitment has been met by the time of the revision, your original SOI will be considered completed and a new SOI will be established.

In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an SOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under the ROA and SOI policies.  You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional entity(ies) you wish to cover at the time you enter into the SOI and the amount of your SOI.

Moreover, subject to the conditions described above, you may also receive credit for purchasing: (a) Class A shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary; and (b) Institutional Class shares.  Such shares will be valued at their current net asset values for ROA and SOI purposes.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer or your financial intermediary of all Eligible Accounts and shares that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an SOI (if applicable).  If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that the Fund is not able to monitor purchases that are made through an omnibus account or certain other accounts with another broker-dealer or financial intermediary.  In such circumstances, that broker-dealer or financial intermediary is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an SOI.
You are not legally required to complete the SOI.  However, if the intended investment is not completed within the specified SOI period, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time will be redeemed to pay such difference.  If you do not complete your SOI, you will be subject to the sales charges that were in effect at the time each purchase was made.  Once an SOI is established a change of address will not affect the SOI.  However, a change of broker-dealer during the 13-month SOI period will terminate the SOI.  If two or more customers are covered by an SOI and one customer changes the broker-dealer on his or her account before the SOI is complete, the SOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the SOI will be adjusted.
By purchasing under an SOI, you agree to the following:
■ You authorize Foresters Investor Services, Inc. (“FIS”) to reserve 5% of the shares held under an SOI in escrowed shares until the SOI is completed or is terminated;
■ You authorize FIS to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the SOI is not fulfilled or is terminated; and

■ Although you may exchange all your shares among the Fund, you may not sell or transfer the reserve shares held in escrow to an account not included in the SOI until you fulfill the SOI or pay the higher sales charge.
Purchases made pursuant to any of the sales charge waiver provisions numbered 1 through 15 set forth below do not count toward the completion of an SOI.  For example, if you make a redemption before your SOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your SOI.  Similarly, any shares that you purchase without paying a sales charge under the free exchange privilege will not count towards completion of your SOI.  Purchases made pursuant to sales charge waiver provision number 16 set forth below will count toward the completion of an SOI providing such purchase amount was not derived from the redemption of shares of a First Investors Fund.  For example, if you make a redemption before your SOI is completed and use the proceeds of such redemption to purchase Fund shares through a fee-based account under a program sponsored or maintained by a financial intermediary, such purchase will not count toward the completion of your SOI.

The Fund reserves the right to extend the 13-month period of any particular SOI if reasonable circumstances warrant such extension.  It also reserves the right to prospectively revise the ROA and SOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an SOI prior to the change.

Additional information about the ROA and SOI policies is included in the Fund’s SAI.

B. Sales Charge Waivers and Discounts.

Class A Shares May be Purchased Without a Sales Charge:

1.  By a current registered representative, employee, officer, director, or trustee of the Fund, Foresters Financial Services, Inc. (“FFS”), or their affiliates (“Associate”), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their FFS customer account (“Eligible Relatives”), and any other person who maintains an account that has been coded as an associate account since January 30, 2004.  The accounts of such persons are referred to as “Associate Accounts.”

2.  By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a Foresters Financial 401(k) or Foresters Financial Profit Sharing Plan account into a Fund account.

3.  By an employee of a subadviser of the Fund.

4.  By an employee of The Independent Order of Foresters.

5.  When Class A share dividends and other distributions are automatically reinvested in Class A shares of the same or a different Fund account within the same customer account.

6.  When Class A shares are free-exchanged into Class A shares of a different Fund account within the same customer account.

7.  When Class A share systematic withdrawal plan payments from one Fund account are automatically invested into shares of another Fund account in the same class of shares for the same customer account.

8.  When loans are repaid.

9.  By a group retirement plan, which includes 401(k) plans, profit sharing plans, money purchase plans, defined benefit plans, Keoghs, ERISA 403(b)s and target benefit plans available through a retirement plan recordkeeper or third party administrator.  Investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

10.  In amounts of $1 million or more.*

11.  By individuals under a SOI or ROA of $1 million or more.*

12.  When a customer authorizes a required minimum distribution of Fund shares from a retirement account (including fee-based retirement accounts under a program sponsored or maintained by a financial intermediary) and at the same time directs the proceeds to be invested into a Fund account the customer owns individually or jointly or into a Trust Account for which the customer serves as trustee provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.  This waiver also applies to a customer who authorizes a required minimum distribution of Fund shares from a retirement account in a fee-based advisory program sponsored or maintained by an FFS affiliate and at the same time directs the proceeds to be invested into a Fund account the shareholder owns individually or jointly or into a Trust Account for which the customer serves as trustee provided both accounts have the same broker-dealer and address of record.

13.  When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.

14.  When you are reinvesting into the Fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of the Fund, on which you paid a front end sales charge.  This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge.  You must notify the Fund in writing that you are eligible for the reinstatement privilege.  Furthermore, if you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

15.  Registered representatives and other employees (including their spouse, life partner, children and grandchildren providing such person(s) lives at the same address as the Registered Representative or employee) of firms that are authorized to sell First Investors Funds.

16.  When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.

17.  When joint customers authorize a redemption from their joint account and at the same time direct the proceeds to be invested as a contribution into one of the joint owner’s traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid.**

18.  When a trustee authorizes a redemption from a Trust Account, where the grantor(s) and trustee(s) are one in the same, and at the same time direct the proceeds to be invested as a contribution into his/her traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid. **

* For items 10 and 11 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund.  If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new Fund with one exception.

** For items 17 and 18 above, if the shares being  redeemed are subject to a CDSC, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.
Sales charge waivers and discounts are also available for participants in certain other retirement programs and other categories of investors.

Any applicable CDSC on Class A is waived for (or does not apply to):

1.  Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gain distributions.

2.  Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability.  Proof of death or disability is required.

3.  Distributions from employee benefit plans due to plan termination.

4.  Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5.  Annual redemptions of up to 8% of your account’s value redeemed by a Systematic Withdrawal Plan.  Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6.  Redemptions by the Fund when the account falls below the minimum account balance.

7.  Redemptions to pay account fees.

8.  Required minimum distributions upon reaching age 70½ provided you notify the Fund about the required minimum distribution and you have held the shares for at least three (3) years.  Free shares not subject to a CDSC will be redeemed first.

9.  When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

10.  When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

11.  If you reinvest into the same class of a load Fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A or B shares on which you paid a CDSC and you notify the Fund in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid.  If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid.  If you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

*For items 9 and 10, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.
The foregoing front end sales charge and CDSC waiver privileges on Class A shares do not apply to:

■ Reinvestments of systematic withdrawal amounts;
■ Automated payments such as Money Line and Automatic Payroll Investment;
■ Salary reduction/Employer contributions sent directly to First Investors Funds for investment into traditional or Roth IRAs, 403(b)(7) accounts not subject to ERISA or 457(b) accounts, or SEP-IRA, SIMPLE IRA or SARSEP-IRAs;
■ Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or
■ Accounts that are liquidated due to our inability to verify the identity of any person associated with an account in accordance with our policies and procedures or if the Fund has questions concerning the purpose of the account that have not been adequately explained.
The front-end sales charge for Class A shares of certain First Investors Funds declines with the size of your purchase. Please see “What are the Sales Charges?” section above for more detail.

For additional information about sales charge waivers and discounts, please refer to the Fund’s SAI.

What are the Fund’s policies on frequent trading in the shares of the Fund?

The Fund is designed for long-term investment purposes and is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

Financial intermediaries that offer Fund shares may be asked to enforce the Fund’s policies to discourage frequent trading.  Financial intermediaries also may have their own policies to deter frequent trading that differ from the Fund’s policies.  In certain cases, the Fund may defer to the intermediary’s policies.  There is no guarantee that all market timing will be detected.  To the extent that the Fund’s or a financial intermediary’s policies are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

In the case of high yield bonds and/or floating rate loans, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds and floating rate loans generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

In the case of stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

In the case of in foreign securities, the risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by the Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the time as of which the NAV is calculated.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and other distributions?

To the extent that it has net investment income, the Fund will declare daily, and pay monthly, dividends from such net investment income.  The Fund will distribute any net realized capital and foreign currency gains on an annual basis, usually after the end of the Fund’s fiscal year.  The Fund may also make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed ordinary income and net realized gains.

Dividends and other distributions declared on the Fund’s share classes are calculated at the same time and in the same manner.  Dividends on each class might be affected differently by the allocation of class-specific expenses.

You may choose to reinvest all dividends and other distributions paid by the Fund at NAV in additional shares of the distributing class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions paid by the Fund will be reinvested in additional shares of the distributing class of the Fund.  If you do not cash a distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If the Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares of the distributing class in accordance with the Fund’s “Returned Mail” policy, as described in the Fund’s SAI.  No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution declared on a class of shares will be paid in additional shares of that class if it is under $10 or if the Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

What about taxes?

Any dividends or other distributions paid by the Fund are taxable to you unless you are a tax-exempt entity or you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss (if any) are generally taxable to you as ordinary income.  If you are an individual or certain other non-corporate shareholder and meet certain holding period and other requirements with respect to your Fund shares, you may be eligible for reduced federal income tax rates on “qualified dividend income” distributed by the Fund.  Distributions of the Fund’s excess of net long-term capital gain over net short-term capital loss (if any) are generally taxed to you as long-term capital gains (at these reduced rates), regardless of how long you owned your Fund shares.  You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.

Basis information for the sale of certain Fund shares is reported directly to the Internal Revenue Service on Form 1099-B.  You may direct the Fund to sell specific shares for tax reporting purposes; in such case, the Fund will follow your directions.

You may want to consult with your tax advisor about taxes before instructing the Fund to sell shares.  Additional information regarding basis reporting, including the Fund’s default method, can be found in the Fund’s SAI.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25.  The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  The Fund will give you sixty (60) days notice before taking such action.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares, if permitted by law, during this sixty (60) day period to bring your account balance to the required minimum.

Householding policy

It is the policy of the Fund to mail only one copy of its prospectus, annual report, semi-annual report and information statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document.  You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you.  In such case, you will begin to receive your own copies within 30 days after the Fund’s receipt of the revocation.  It is the policy of the Fund to mail confirmations and account statements separately to each shareholder who shares the same mailing address.  The Fund will, however, mail quarterly statements for different shareholders who share the same mailing address in one envelope if each shareholder consents to this procedure.  The Fund is not responsible for any losses that result from your use of this procedure.  You may request that separate copies of these disclosure documents be mailed to you by writing to the Fund’s transfer agent at:  Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.

Other account privileges and policies

The Fund offers a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, expedited redemptions, draft check writing, a variety of retirement account options, and transfer on death (“TOD”) registration.   These privileges are described in the Fund’s SAI.  There is an annual custodial/trust fee of $15 for each First Investors Fund traditional IRA, Roth IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 457(b) account and ESA custodial/trust account and an annual custodial fee of $30 for each First Investors Fund 403(b) custodial/trust account that you maintain, irrespective of the number of Funds that are held in an account.  The account holder is responsible for paying this fee, and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12-month period in accordance with the provisions of the respective custodial/trust agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian/trustee as further described in the respective custodial/trust agreement and in the Fund’s SAI. The custodian/trustee also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.  TOD accounts are administered in accordance with First Investors Funds’ TOD Guidelines.  These guidelines are set forth in the Fund’s SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.foresters.com.

Additional Information

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), principal underwriter, custodian and transfer agent who provide services to the Fund.  Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, Trustees or any First Investors Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Residents of Texas who own shares of the Fund have the option of providing the name and mailing or e-mail address of a person designated by them to receive any notice required under Texas law regarding Fund shares valued at more than $250 that are presumed to be abandoned. The Designation of Representative for Notice Request Form can be found on the Texas Comptroller’s website. Contact your Representative or financial intermediary for additional information or assistance.

Cybersecurity issues may impact the Fund, its service providers, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund’s SAI includes more information regarding cybersecurity issues.

APPENDIX C

OWNERSHIP OF SHARES

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a fund. The actions of an entity or person that controls a fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the fund or large redemptions by a control person could cause the fund’s other shareholders to pay a higher pro rata portion of the fund’s expenses.  As of the Record Date, Pershing LLC owned of record or beneficially owned 27% of the Acquiring Fund.

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Target Fund’s shares of each class are set forth below:

Class	Name and Address	Percent Owned
Class B	xx Croft Old Saybrook CT 06475	5.7%
	xx Boyle Buchanan, NY 10511	6.0%
	xx Sawchuk New York, NY 10016	7.3%
Advisor Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	98.7%
Institutional Class	MSCS Financial Services, LLC 717 17th St Ste. 1300 Denver, CO 80202	95.6%

C-1

As of the Record Date, the Acquiring Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Acquiring Fund’s shares of each class are set forth below:

Class	Name and Address	Percent Owned
Advisor Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	97.5%
Institutional Class	MSCS Financial Services, LLC 717 17th St. Ste. 1300 Denver, CO 80202	99.4%
C-2

APPENDIX D

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the periods indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions) and are calculated without any sales charges.  The ratios to average net assets in the tables are net of any expenses waived or assumed.  The ratio of expenses to average net assets before expenses waived or assumed and ratio of net expenses before fee credits to average net assets in the tables do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.
The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ SAI, which is incorporated by reference into this registration statement and is available for free upon request and on our website at www.foresters.com.
The financial statements included in the Funds’ most recent Annual Report and Semi-Annual Report are incorporated herein by reference.

FIRST INVESTORS GOVERNMENT FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30 unless otherwise indicated.
PER SHARE DATA

		Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period
GOVERNMENT FUND
Class A
2013	$11.52	$.17	$(.43)	$(.26)	$.32	—	$.32	$10.94
2014	10.94	.19[a]	—	.19	.26	—	.26	10.87
2015	10.87	.17[a]	.04	.21	.25	—	.25	10.83
2016	10.83	.15[a]	.08	.23	.21	—	.21	10.85
2017	10.85	.14[a]	(.35)	(.21)	.20	—	.20	10.44
2018[c]	10.44	.08[a]	(.22)	(.14)	.10	—	.10	10.20
Class B
2013	11.51	.07	(.42)	(.35)	.24	—	.24	10.92
2014	10.92	.10[a]	(.01)	.09	.17	—	.17	10.84
2015	10.84	.08[a]	.03	.11	.15	—	.15	10.80
2016	10.80	.06[a]	.09	.15	.12	—	.12	10.83
2017	10.83	.07[a]	(.36)	(.29)	.11	—	.11	10.43
2018[c]	10.43	.04[a]	(.24)	(.20)	.05	—	.05	10.18
Advisor Class
2013[b]	11.29	.10	(.30)	(.20)	.15	—	.15	10.94
2014	10.94	.23[a]	(.04)	.19	.27	—	.27	10.86
2015	10.86	.21[a]	.03	.24	.26	—	.26	10.84
2016	10.84	.18[a]	.09	.27	.24	—	.24	10.87
2017	10.87	.23[a]	(.41)	(.18)	.23	—	.23	10.46
2018[c]	10.46	.10[a]	(.23)	(.13)	.12	—	.12	10.21
Institutional Class
2013[b]	11.29	.14	(.31)	(.17)	.16	—	.16	10.96
2014	10.96	.24[a]	(.01)	.23	.29	—	.29	10.90
2015	10.90	.22[a]	.04	.26	.28	—	.28	10.88
2016	10.88	.20[a]	.08	.28	.26	—	.26	10.90
2017	10.90	.10[a]	(.24)	(.14)	.25	—	.25	10.51
2018[c]	10.51	11[a]	(.23)	(.12)	.12	—	.12	10.27

RATIOS / SUPPLEMENTAL DATA
		Ratio to Average Net Assets**			Ratio to Average Net Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Period (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

(2.29)%	$355,264	1.10%	1.10%	1.57%	1.21%	1.46%	101%
1.71	289,928	1.07	1.07	1.76	1.18	1.65	138
1.90	265,856	1.08	1.08	1.60	1.19	1.49	82
2.16	258,545	1.08	1.08	1.40	1.19	1.29	97
(1.92)	232,982	1.08	1.08	1.35	1.21	1.22	61
(1.33)††	215, 283	1.07†	1.07†	1.60†	1.23†	1.44†	25††

(3.06)	4,717	1.84	1.84	.82	1.95	.71	101
.86	3,255	1.89	1.89	.94	2.00	.83	138
1.04	2,514	1.91	1.91	.78	2.02	.67	82
1.38	2,062	1.89	1.90	.59	2.01	.48	97
(2.67)	1,043	1.92	1.92	.51	2.04	.39	61
(1.87)††	679	1.98†	1.98†	.68†	2.14†	.52†	25††

(1.75)††	1	.95†	.95†	1.68†	5.17†	(2.54)†	101††
1.73	33,699.73		.73	2.06	.84	1.95	138
2.21	50,190.78		.78	1.89	.89	1.78	82
2.50	64,370.78		.78	1.70	.89	1.59	97
(1.61)	32,889.82		.82	1.64	.94	1.52	61
(1.29)††	37,707	.80†	.80†	1.87†	.96†	1.71†	25††

(1.54)††	4,656	.68†	.68†	2.14†	.81†	2.01†	101††
2.08	10,753.65		.65	2.17	.76	2.06	138
2.38	14,027.65		.65	2.03	.76	1.92	82
2.62	7,951.65		.65	1.85	.76	1.74	97
(1.18)	538.63		.63	1.67	.77	1.53	61
(1.11)††	8,672	.64†	.64†	2.04†	.80†	1.88†	25††

(a) Based on average shares during the period.
(b) For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(c) For the period October 1, 2017 to March 31, 2018.
* Calculated without sales charges.
** Net of expenses waived or assumed (Note 3).
*** The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
† Annualized
†† Not annualized

FIRST INVESTORS LIMITED DURATION BOND FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30 unless otherwise indicated.

PER SHARE DATA

		Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distrib utions	Net Asset Value, End of Period
LIMITED DURATION BOND FUND†††
Class A
2014[b]	$10.00	$ —[a]	$(.05)	$ (.05)	$.06	—	$.06	$9.89
2015	9.89	.03[a]	.04	.07	.20	—	.20	9.76
2016	9.76	(.03)[a]	.15	.12	.22	—	.22	9.66
2017	9.66	.08[a]	(.06)	.02	.21	—	.21	9.47
2018[c]	9.47	.06[a]	(.17)	(.11)	.12	—	.12	9.24
Advisor Class
2014[b]	10.00	.02[a]	(.05)	(.03)	.06	—	.06	9.91
2015	9.91	.06[a]	.05	.11	.22	—	.22	9.80
2016	9.80	—[a]	.14	.14	.25	—	.25	9.69
2017	9.69	.13[a]	(.08)	.05	.24	—	.24	9.50
2018[c]	9.50	.07[a]	(.18)	(.11)	.13	—	.13	9.26
Institutional Class
2014[b]	10.00	.02[a]	(.03)	(.01)	.07	—	.07	9.92
2015	9.92	.08[a]	.04	.12	.23	—	.23	9.81
2016	9.81	.02[a]	.14	.16	.27	—	.27	9.70
2017	9.70	.11[a]	(.04)	.07	.25	—	.25	9.52
2018[c]	9.52	.08[a]	(.18)	(.10)	.14	—	.14	9.28

RATIOS / SUPPLEMENTAL DATA
		Ratio to Average Net Assets**			Ratio to Average Net Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Period (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

(.50)%††	$ 8,911	1.05%†	1.05%†	.15%†	3.37%†	(2.17)%†	19%††
.67	26,852	1.05	1.05	.37	1.32	.10	57
1.21	48,342	1.05	1.05	(.25)	1.23	(.43)	54
.22	62,841	1.05	1.05	.85	1.22	.68	60
(1.22)††	61,356	1.02†	1.02†	1.25†	1.17†	1.10†	24††

(.28)††	25,649	.75†	.75†	.46†	1.02†	.19†	19††
1.08	40,502.75		.75	.66	1.09	.32	57
1.47	50,645.75		.75	.04	1.01	(.22)	54
.54	31,638.75		.75	1.14	1.02	.87	60
(1.20)††	34,317	.72†	.72†	1.56†	.90†	1.38†	24††

(.14)††	5,125	.60†	.60†	.53†	3.32†	(2.19)†	19††
1.21	6,747.60		.60	.81	.92	.49	57
1.64	22,296.60		.60	.20	.82	(.02)	54
.77	41,065.60		.60	1.30	.82	1.08	60
(1.11)††	32,538	.58†	.58†	1.68†	.77†	1.49†	24††

(a) Based on average shares during the period.
(b) For the period May 19, 2014 (commencement of operations) to September 30, 2014.
(c) For the period October 1, 2017 to March 31, 2018.
* Calculated without sales charges.
** Net of expenses waived or assumed (Note 3).
*** The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note1G).
† Annualized
†† Not annualized
††† Prior to January 31, 2018, known as Limited Duration High Quality Bond Fund.

STATEMENT OF ADDITIONAL INFORMATION
August 14, 2018

For the Reorganization of

First Investors Government Fund,
a series of First Investors Income Funds

into

First Investors Limited Duration Bond Fund,
a series of First Investors Income Funds

40 Wall Street
New York, New York 10005

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of the First Investors Government Fund (“Target Fund” or “Government Fund”) into the First Investors Limited Duration Bond Fund (“Acquiring Fund” or “Limited Duration Fund”), each a series of First Investors Income Funds (“Trust”) (“Reorganization”).  The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”  Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Class A, Advisor Class and Institutional Class shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareholders of record as of the date of the Reorganization, and the Target Fund will be terminated.

This SAI consists of the cover page, the information set forth below under “Pro Forma Financial Statements” and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

1.	The SAI of the Target Fund and the Acquiring Fund, dated January 31, 2018, as supplemented (File Nos. 811-03967 and 002-89287);

2.
The Annual Report to shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended September 30, 2017 and the Semi-Annual Report to shareholders of the Target Fund and the Acquiring Fund for the period ended March 31, 2018.

1

The Statement of Additional Information incorporated by reference above includes information about other funds in the Trust that is not relevant to the Reorganization.  Please disregard that information.

This SAI is not a prospectus.  This SAI relates to the Combined Information Statement and Prospectus dated August 14, 2018 relating to the Reorganization (“Information Statement”), which may be obtained, without charge, by calling toll-free 1 (800) 423-4026 or by writing to the Funds’ transfer agent at:  Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837.  These documents are also available at www.foresters.com.  This SAI should be read in conjunction with the Information Statement.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Information Statement.

2

Pro Forma Financial Statements

Set forth below are unaudited pro forma financial statements demonstrating the effect of the Reorganization of the Government Fund into the Limited Duration Fund.  The following tables set forth the pro forma Combined Portfolio of Investments as of March 31, 2018, the pro forma Statement of Assets and Liabilities as of March 31, 2018, and the pro forma Statement of Operations for the six month period ended March 31, 2018 and the one year period ended September 30, 2018 for the Government Fund and Limited Duration Fund, as adjusted giving effect to the Reorganization.  To better align the Government Fund portfolio with the principal investment strategies of the Limited Duration Fund, Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser to the Funds, anticipates disposing of approximately two-thirds of the holdings of the Government Fund close to the date for the Reorganization and holding the proceeds in cash or cash equivalents.  The degree to which the Government Fund’s holdings are sold will depend upon market conditions near the time of the Reorganization. Thus, it is expected that approximately two-thirds of the Government Fund’s holdings may not remain at the time of the Reorganization.  The Government Fund’s disposition of assets before the Reorganization could result in its selling securities at a disadvantageous time and, possibly, realizing net capital gains or losses that otherwise would not have been realized.

3

Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS INCOME FUNDS
March 31, 2018

GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED			GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED
PRINCIPAL AMOUNT			SECURITY		VALUE		
			RESIDENTIAL MORTGAGE-BACKED SECURITIES—25.3%				
			Fannie Mae—18.3%				
10,358 M		10,358 M	3%, 12/1/2028 - 4/1/2031		10,380,553		10,380,553
	754 M	754 M	3%, 8/1/2026 - 9/1/2027			757,697	757,697
24,197 M		24,197 M	3.5%, 4/1/2033 - 4/1/2046*		24,420,861		24,420,861
	4,340 M	4,340 M	3.5%, 12/1/2025 - 12/1/2029			4,431,687	4,431,687
21,701 M		21,701 M	4%, 8/1/2026 - 4/1/2047*		22,457,532		22,457,532
5,203 M		5,203 M	4.5%, 11/1/2040 - 1/1/2042*		5,564,790		5,564,790
1,755 M		1,755 M	5%, 8/1/2039 - 11/1/2039*		1,897,200		1,897,200
1,561 M		1,561 M	5.5%, 7/1/2033 - 10/1/2039*		1,713,537		1,713,537
					66,434,473	5,189,384	71,623,857
			Freddie Mac—4.0%				
217 M		217 M	3%, 6/1/2021		216,806		216,806
	4,119 M	4,119 M	3%, 8/1/2027 - 12/1/2031			4,121,542	4,121,542
4,402 M		4,402 M	3.5%, 9/1/2032 - 2/1/2046*		4,446,976		4,446,976
	334 M	334 M	3.5%, 12/1/2025			340,712	340,712
5,110 M		5,110 M	4%, 6/1/2047*		5,257,121		5,257,121
1,057 M		1,057 M	5%, 8/1/2039*		1,152,774		1,152,774
					11,073,677	4,462,254	15,535,931
			Government National Mortgage Association I Program—3.0%				
591 M		591 M	4%, 6/15/2042*		627,972		627,972
4,094 M		4,094 M	5%, 6/15/2033 - 4/15/2040*		4,408,935		4,408,935
2,263 M		2,263 M	5.5%, 3/15/2033 - 10/15/2039*		2,521,427		2,521,427
2,350 M		2,350 M	6%, 3/15/2033 - 11/15/2039*		2,680,428		2,680,428
1,323 M		1,323 M	7%, 6/15/2023 - 4/15/2034*		1,408,970		1,408,970
					11,647,732	-	11,647,732
Total Value of Residential Mortgage-Backed Securities (cost $97,792,586)					89,155,882	9,651,638	98,807,520
			CORPORATE BONDS—24.3%				
			Aerospace/Defense—.0%				
	50 M	50 M	Bombardier, Inc., 8.75%, 12/1/2021	(a)		55,062	55,062
	50 M	50 M	TransDigm, Inc., 6.5%, 5/15/2025			50,625	50,625
					-	105,687	105,687
			Automotive—1.1%				
	60 M	60 M	American Axle & Manufacturing., Inc., 6.25%, 4/1/2025			60,075	60,075
	50 M	50 M	Asbury Automotive Group, Inc., 6%, 12/15/2024			51,125	51,125
	50 M	50 M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026	(a)		50,000	50,000
	450 M	450 M	Daimler Finance NA, LLC, 3.35%, 2/22/2023	(a)		448,722	448,722
	110 M	110 M	Dana Holding Corp., 5.5%, 12/15/2024			112,200	112,200
	700 M	700 M	General Motors Finl. Co., Inc, 3.2702% (Quarterly U.S. LIBOR + 155bp), 1/14/202	†		717,109	717,109
	900 M	900 M	Hyundai Capital America, 2%, 7/1/2019	(a)		887,645	887,645
	2,000 M	2,000 M	O'Reilly Automotive, Inc., 4.625%, 9/15/2021			2,083,990	2,083,990
					-	4,410,866	4,410,866
			Building Materials—.0%				
	50 M	50 M	Building Materials Corp., 5.375%, 11/15/2024	(a)		50,875	50,875
	25 M	25 M	Griffon Corp., 5.25%, 3/1/2022			25,195	25,195
					-	76,070	76,070
			Chemicals—.4%				
	50 M	50 M	Blue Cube Spinco, Inc., 10%, 10/15/2025			59,000	59,000
	75 M	75 M	Chemours Co., 6.625%, 5/15/2023			79,031	79,031
	50 M	50 M	CVR Partners, LP, 9.25%, 6/15/2023	(a)		53,422	53,422
	1,000 M	1,000 M	Dow Chemical Co., 4.25%, 11/15/2020			1,026,483	1,026,483
	65 M	65 M	Rain CII Carbon, LLC, 7.25%, 4/1/2025	(a)		68,900	68,900
	60 M	60 M	Rayonier AM Products, Inc., 5.5%, 6/1/2024	(a)		59,100	59,100
					-	1,345,936	1,345,936
			Consumer Non-Durables—.0%				
	75 M	75 M	Reynolds Group Holdings, Inc., 5.125%, 7/15/2023	(a)	-	75,821	75,821
			Energy—1.0%				
	50 M	50 M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022	(a)		51,125	51,125
	1,998 M	1,998 M	BP Capital Markets, PLC, 3.216%, 11/28/2023			1,982,122	1,982,122
	100 M	100 M	Endeavor Energy Resources, LP, 5.75%, 1/30/2028	(a)		100,000	100,000
	1,000 M	1,000 M	Enterprise Products Operating, 5.2%, 9/1/2020			1,047,254	1,047,254
	60 M	60 M	Exterran Partners, LP, 6%, 10/1/2022			59,850	59,850
	50 M	50 M	Global Partners, LP, 6.25%, 7/15/2022			50,000	50,000
	25 M	25 M	Matador Resources Co., 6.875%, 4/15/2023			26,063	26,063
	50 M	50 M	Murphy Oil Corp., 6.875%, 8/15/2024			52,250	52,250
	60 M	60 M	NGPL Pipeco, LLC, 4.875%, 8/15/2027	(a)		59,325	59,325
	50 M	50 M	Oasis Petroleum, Inc., 6.875%, 1/15/2023			50,813	50,813
	25 M	25 M	Parkland Fuel Corp., 6%, 4/1/2026	(a)		25,188	25,188
	50 M	50 M	PDC Energy, Inc., 6.125%, 9/15/2024			51,250	51,250
	50 M	50 M	SESI, LLC, 7.75%, 9/15/2024	(a)		51,875	51,875
	50 M	50 M	Whiting Petroleum Corp., 5.75%, 3/15/2021			50,624	50,624
	60 M	60 M	WPX Energy, Inc., 5.25%, 9/15/2024			59,400	59,400
					-	3,717,139	3,717,139
			Financial Services—2.5%				
	1,825 M	1,825 M	Ford Motor Credit Co., LLC, 5%, 5/15/2018			1,829,433	1,829,433
	2,000 M	2,000 M	PNC Bank, NA, 2.7%, 11/1/2022			1,937,518	1,937,518
	1,500 M	1,500 M	Protective Life Corp., 7.375%, 10/15/2019			1,596,438	1,596,438
	700 M	700 M	Prudential Financial, Inc., 7.375%, 6/15/2019			737,528	737,528
			Siemens Financieringsmaatschappij NV:				
	750 M	750 M	1.45%, 5/25/2018	(a)		749,092	749,092
	1,000 M	1,000 M	1.7%, 9/15/2021	(a)		955,352	955,352

4

Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS INCOME FUNDS
March 31, 2018

GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED	SECURITY		GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED
PRINCIPAL	AMOUNT				VALUE		
	1,025 M	1,025 M	State Street Bank & Trust Co., 5.25%, 10/15/2018			1,039,710	1,039,710
	900 M	900 M	SunTrust Bank, 2.59%, 1/29/2021			894,406	894,406
					-	9,739,477	9,739,477
			Financials—9.6%				
	50 M	50 M	Ally Financial, Inc., 8%, 11/1/2031			61,250	61,250
			Bank of America Corp.:				
	1,400 M	1,400 M	5.65%, 5/1/2018			1,403,545	1,403,545
	1,000 M	1,000 M	2.369%, 7/21/2021			981,615	981,615
	900 M	900 M	Bank of Montreal, 1.9%, 8/27/2021			864,842	864,842
	900 M	900 M	Bank of New York Mellon Corp., 2.05%, 5/3/2021			874,102	874,102
	700 M	700 M	Barclays Bank, PLC, 6.75%, 5/22/2019			730,598	730,598
	2,000 M	2,000 M	Capital One Financial Corp., 3.05%, 3/9/2022			1,963,144	1,963,144
			Citigroup, Inc.:				
	250 M	250 M	8.5%, 5/22/2019			265,679	265,679
	1,000 M	1,000 M	2.65%, 10/26/2020			988,662	988,662
	1,000 M	1,000 M	2.876%, 7/24/2023			974,031	974,031
	1,850 M	1,850 M	Citizens Bank, 2.25%, 3/2/2020			1,819,146	1,819,146
	50 M	50 M	DAE Funding, LLC, 5%, 8/1/2024	(a)		47,437	47,437
			Danske Bank A/S:				
	1,000 M	1,000 M	2%, 9/8/2021	(a)		958,309	958,309
	800 M	800 M	2.7%, 3/2/2022	(a)		781,828	781,828
			Deutsche Bank AG of New York:				
	1,000 M	1,000 M	2.7%, 7/13/2020			979,345	979,345
	900 M	900 M	3.15%, 1/22/2021			887,170	887,170
	1,000 M	1,000 M	DNB Bank ASA, 2.375%, 6/2/2021	(a)		974,608	974,608
			Goldman Sachs Group, Inc.:				
	1,000 M	1,000 M	2.6%, 12/27/2020			985,685	985,685
	1,000 M	1,000 M	5.75%, 1/24/2022			1,082,613	1,082,613
	1,000 M	1,000 M	3.0746% (Quarterly U.S. LIBOR + 105bp), 6/5/2023	†		1,005,876	1,005,876
			Icahn Enterprises, LP:				
	50 M	50 M	6.25%, 2/1/2022			51,000	51,000
	50 M	50 M	6.75%, 2/1/2024			51,063	51,063
	1,000 M	1,000 M	ING Groep NV, 3.15%, 3/29/2022			987,373	987,373
			JPMorgan Chase & Co.:				
	2,000 M	2,000 M	4.5%, 1/24/2022			2,081,884	2,081,884
	1,000 M	1,000 M	2.6452% (Quarterly U.S. LIBOR + 90bp), 4/25/2023	†		1,004,403	1,004,403
	50 M	50 M	Ladder Capital Finance Holdings, LLLP, 5.25%, 10/1/2025	(a)		47,500	47,500
			Lloyds Bank, PLC:				
	1,000 M	1,000 M	6.375%, 1/21/2021			1,088,112	1,088,112
	800 M	800 M	3%, 1/11/2022			788,176	788,176
	50 M	50 M	LPL Holdings, Inc., 5.75%, 9/15/2025	(a)		49,485	49,485
			Morgan Stanley:				
	3,000 M	3,000 M	5.5%, 7/28/2021			3,206,607	3,206,607
	500 M	500 M	2.9247% (Quarterly U.S. LIBOR + 118bp), 1/20/2022	†		506,240	506,240
	25 M	25 M	Navient Corp., 5.875%, 3/25/2021			25,656	25,656
	1,000 M	1,000 M	Northern Trust Co., 6.5%, 8/15/2018			1,013,702	1,013,702
	1,340 M	1,340 M	Santander U.K., PLC, 2%, 8/24/2018			1,336,685	1,336,685
			Springleaf Finance Corp.:				
	50 M	50 M	7.75%, 10/1/2021			54,313	54,313
	25 M	25 M	5.625%, 3/15/2023			24,594	24,594
	1,300 M	1,300 M	U.S. Bank NA, 2.125%, 10/28/2019			1,287,224	1,287,224
	2,000 M	2,000 M	UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023	(a)		1,978,234	1,978,234
	900 M	900 M	Wells Fargo Bank, NA, 2.6%, 1/15/2021			887,797	887,797
			Wells Fargo & Co.:				
	1,500 M	1,500 M	3.45%, 2/13/2023			1,480,830	1,480,830
	1,000 M	1,000 M	3.00225% (Quarterly U.S. LIBOR + 123bp), 10/31/2023	†		1,015,173	1,015,173
					-	37,595,536	37,595,536
			Food/Beverage/Tobacco—1.1%				
	2,500 M	2,500 M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019			2,657,025	2,657,025
	1,000 M	1,000 M	Ingredion, Inc., 4.625%, 11/1/2020			1,035,977	1,035,977
	500 M	500 M	Philip Morris International, Inc., 5.65%, 5/16/2018			501,903	501,903
	50 M	50 M	Pilgrim's Pride Corp., 5.75%, 3/15/2025	(a)		48,681	48,681
			Post Holdings, Inc.:				
	10 M	10 M	5.5%, 3/1/2025	(a)		9,875	9,875
	50 M	50 M	5.75%, 3/1/2027	(a)		49,875	49,875
					-	4,303,336	4,303,336
			Forest Products/Containers—.3%				
	900 M	900 M	Georgia-Pacific, LLC, 3.163%, 11/15/2021	(a)		900,226	900,226
	50 M	50 M	Sealed Air Corp., 6.875%, 7/15/2033	(a)		55,750	55,750
					-	955,976	955,976
			Gaming/Leisure—.1%				
	25 M	25 M	CRC Escrow Issuer, LLC, 5.25%, 10/15/2025	(a)		24,029	24,029
	50 M	50 M	Golden Nugget, Inc., 6.75%, 10/15/2024	(a)		50,374	50,374
	50 M	50 M	IRB Holding Corp., 6.75%, 2/15/2026	(a)		49,130	49,130
	50 M	50 M	Viking Cruises, Ltd., 6.25%, 5/15/2025	(a)		50,250	50,250
					-	173,783	173,783
			Health Care—.9%				
	900 M	900 M	AstraZeneca, PLC, 2.375%, 6/12/2022			870,059	870,059
	50 M	50 M	Centene Corp., 5.625%, 2/15/2021			51,500	51,500
	50 M	50 M	CHS/Community Health Systems, Inc., 6.25%, 3/31/2023			46,312	46,312
	1,000 M	1,000 M	CVS Health Corp., 3.35%, 3/9/2021			1,006,141	1,006,141

5

Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS INCOME FUNDS
March 31, 2018

GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED			GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED
PRINCIPAL	AMOUNT		SECURITY		V A L U E		
	50 M	50 M	DaVita, Inc., 5.125%, 7/15/2024			48,906	48,906
	1,000 M	1,000 M	Gilead Sciences, Inc., 2.55%, 9/1/2020			992,274	992,274
	50 M	50 M	HCA, Inc., 6.25%, 2/15/2021			52,625	52,625
	50 M	50 M	HealthSouth Corp., 5.75%, 11/1/2024			51,063	51,063
	50 M	50 M	LifePoint Health, Inc., 5.875%, 12/1/2023			50,673	50,673
	50 M	50 M	Mallinckrodt Finance SB, 5.75%, 8/1/2022	(a)		43,000	43,000
	50 M	50 M	Molina Healthcare, Inc., 4.875%, 6/15/2025	(a)		46,875	46,875
	50 M	50 M	Universal Hospital Services, Inc., 7.625%, 8/15/2020			50,625	50,625
			Valeant Pharmaceuticals International, Inc.:				
	50 M	50 M	6.5%, 3/15/2022	(a)		51,813	51,813
	50 M	50 M	7.25%, 7/15/2022	(a)		50,188	50,188
					-	3,412,054	3,412,054
			Home Building—.0%				
	25 M	25 M	William Lyon Homes, Inc., 6%, 9/1/2023	(a)		25,031	25,031
			Information Technology—1.0%				
	50 M	50 M	Alliance Data Systems Corp., 5.375%, 8/1/2022	(a)		50,250	50,250
	50 M	50 M	CommScope Technologies, LLC, 6%, 6/15/2025	(a)		52,275	52,275
			Diamond 1 Finance Corp.:				
	750 M	750 M	3.48%, 6/1/2019	(a)		753,605	753,605
	900 M	900 M	4.42%, 6/15/2021	(a)		923,860	923,860
	25 M	25 M	5.875%, 6/15/2021	(a)		25,750	25,750
	1,000 M	1,000 M	Oracle Corp., 1.9%, 9/15/2021			965,935	965,935
	900 M	900 M	QUALCOMM, Inc., 2.6%, 1/30/2023			863,782	863,782
	50 M	50 M	Rackspace Hosting, Inc., 8.625%, 11/15/2024	(a)		49,500	49,500
	50 M	50 M	Solera, LLC, 10.5%, 3/1/2024	(a)		55,875	55,875
					-	3,740,832	3,740,832
			Manufacturing—.1%				
	50 M	50 M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023	(a)		52,375	52,375
	250 M	250 M	CRH America, Inc., 8.125%, 7/15/2018			253,773	253,773
	50 M	50 M	Grinding Media, Inc., 7.375%, 12/15/2023	(a)		52,625	52,625
					-	358,773	358,773
			Media-Broadcasting—.0%				
	50 M	50 M	Nexstar Broadcasting, Inc., 5.625%, 8/1/2024	(a)		49,110	49,110
	50 M	50 M	Sirius XM Radio, Inc., 6%, 7/15/2024	(a)		51,531	51,531
					-	100,641	100,641
			Media-Cable TV—.1%				
			CCO Holdings, LLC:				
	50 M	50 M	5.125%, 2/15/2023			50,450	50,450
	50 M	50 M	5.875%, 4/1/2024	(a)		51,000	51,000
	50 M	50 M	Cequel Comm. Hldgs. I, LLC, 5.125%, 12/15/2021	(a)		50,187	50,187
	50 M	50 M	Clear Channel Worldwide Holdings, Inc. - Series "A", 6.5%, 11/15/2022			51,000	51,000
	100 M	100 M	CSC Holdings, LLC, 6.75%, 11/15/2021			104,375	104,375
	50 M	50 M	DISH DBS Corp., 5%, 3/15/2023			45,125	45,125
	50 M	50 M	Gray Television, Inc., 5.875%, 7/15/2026	(a)		48,750	48,750
	75 M	75 M	Mediacom Broadband, LLC, 6.375%, 4/1/2023			77,391	77,391
	50 M	50 M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023	(a)		52,813	52,813
	50 M	50 M	Radiate Holdco, LLC, 6.875%, 2/15/2023	(a)		48,625	48,625
					-	579,716	579,716
			Media-Diversified—.0%				
	50 M	50 M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025			50,875	50,875
	50 M	50 M	Tribune Media Co., 5.875%, 7/15/2022			50,938	50,938
					-	101,813	101,813
			Metals/Mining—.1%				
	25 M	25 M	AK Steel Corp., 7%, 3/15/2027			24,562	24,562
	60 M	60 M	Big River Steel, LLC, 7.25%, 9/1/2025	(a)		62,400	62,400
	50 M	50 M	Cleveland-Cliffs Inc., 4.875%, 1/15/2024	(a)		48,625	48,625
	50 M	50 M	Commercial Metals Co., 4.875%, 5/15/2023			49,991	49,991
	50 M	50 M	HudBay Minerals, Inc., 7.25%, 1/15/2023	(a)		52,125	52,125
	25 M	25 M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022	(a)		27,625	27,625
	50 M	50 M	Novelis, Inc., 5.875%, 9/30/2026	(a)		49,125	49,125
	60 M	60 M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025	(a)		62,100	62,100
					-	376,553	376,553
			Real Estate—1.9%				
	1,570 M	1,570 M	American Tower Trust I, 3.07%, 3/15/2023	(a)		1,551,640	1,551,640
	1,000 M	1,000 M	Boston Properties, LP, 5.875%, 10/15/2019			1,038,868	1,038,868
	900 M	900 M	Digital Realty Trust, LP, 2.75%, 2/1/2023			865,061	865,061
	50 M	50 M	Equinix, Inc., 5.375%, 4/1/2023			51,312	51,312
	60 M	60 M	Geo Group, Inc., 5.875%, 10/15/2024			59,700	59,700
	50 M	50 M	Greystar Real Estate Partners,, 5.75%, 12/1/2025	(a)		50,000	50,000
	100 M	100 M	Iron Mountain, Inc., 5.75%, 8/15/2024			97,375	97,375
	1,250 M	1,250 M	Realty Income Corp., 3.25%, 10/15/2022			1,241,450	1,241,450
	1,500 M	1,500 M	WEA Finance, LLC, 3.15%, 4/5/2022	(a)		1,484,769	1,484,769
	1,000 M	1,000 M	Welltower, Inc., 6.125%, 4/15/2020			1,059,394	1,059,394
					-	7,499,569	7,499,569
			Retail-General Merchandise—.5%				
	1,900 M	1,900 M	Amazon.com, Inc., 2.4%, 2/22/2023	(a)		1,836,920	1,836,920
	50 M	50 M	AmeriGas Partners, LP, 5.5%, 5/20/2025			48,500	48,500
	25 M	25 M	J.C. Penney Co., Inc., 8.625%, 3/15/2025			23,563	23,563
	50 M	50 M	KFC Holding Co., LLC, 5%, 6/1/2024	(a)		49,813	49,813
					-	1,958,796	1,958,796
			Services—.0%

6

Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS INCOME FUNDS
March 31, 2018

GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED			GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED
PRINCIPAL AMOUNT			SECURITY		VALUE		
	110 M	110 M	AECOM, 5.125%, 3/15/2027			106,227	106,227
	50 M	50 M	United Rentals, Inc., 4.625%, 10/15/2025			48,750	48,750
					-	154,977	154,977
			Telecommunications—0.7%				
			AT&T, Inc.:				
	500 M	500 M	5.875%, 10/1/2019			521,558	521,558
	500 M	500 M	2.45%, 6/30/2020			494,527	494,527
	50 M	50 M	CenturyLink, Inc., 5.8%, 3/15/2022			49,062	49,062
	50 M	50 M	Cincinnati Bell, Inc., 7%, 7/15/2024	(a)		45,000	45,000
	100 M	100 M	GCI, Inc., 6.875%, 4/15/2025			105,250	105,250
	50 M	50 M	Sprint Capital Corp., 6.875%, 11/15/2028			46,750	46,750
	1,400 M	1,400 M	Verizon Communications, Inc., 1.75%, 8/15/2021			1,337,244	1,337,244
	50 M	50 M	Zayo Group, LLC, 6.375%, 5/15/2025			51,938	51,938
					-	2,651,329	2,651,329
			Transportation—1.0%				
	1,600 M	1,600 M	Aviation Capital Group, LLC, 7.125%, 10/15/2020	(a)		1,747,563	1,747,563
	50 M	50 M	BCD Acquisition, Inc., 9.625%, 9/15/2023	(a)		54,250	54,250
	1,000 M	1,000 M	Heathrow Funding, Ltd., 4.875%, 7/15/2021	(a)		1,056,585	1,056,585
	1,000 M	1,000 M	Southwest Airlines Co., 2.65%, 11/5/2020			990,107	990,107
	50 M	50 M	XPO Logistics, Inc., 6.5%, 6/15/2022	(a)		51,750	51,750
					-	3,900,255	3,900,255
			Utilities—1.8%				
	500 M	500 M	Arizona Public Service Co., 8.75%, 3/1/2019			526,873	526,873
	50 M	50 M	Calpine Corp., 5.25%, 6/1/2026	(a)		48,437	48,437
	60 M	60 M	Cheniere Corpus Christi Holdings., 5.875%, 3/31/2025			63,000	63,000
	500 M	500 M	Consolidated Edison Co. of New York, 7.125%, 12/1/2018			513,815	513,815
	60 M	60 M	DCP Midstream, LP, 7.375%, 12/29/2049			59,887	59,887
	500 M	500 M	Entergy Gulf States Louisiana, LLC, 6%, 5/1/2018			501,286	501,286
	1,000 M	1,000 M	Exelon Generation Co., LLC, 3.4%, 3/15/2022			1,001,741	1,001,741
	50 M	50 M	NRG Yield Operating, LLC, 5%, 9/15/2026			49,375	49,375
	1,000 M	1,000 M	Ohio Power Co., 6.05%, 5/1/2018			1,002,722	1,002,722
	500 M	500 M	Public Service Electric and Gas Co., 1.8%, 6/1/2019			493,852	493,852
	446 M	446 M	San Diego Gas & Electric Co., 1.914%, 2/1/2022			434,975	434,975
			Sempra Energy:				
	500 M	500 M	9.8%, 2/15/2019			529,489	529,489
	1,200 M	1,200 M	2.5745% (Quarterly U.S. LIBOR + 45bp), 3/15/2021	†		1,204,002	1,204,002
	700 M	700 M	Wisconsin Public Service Corp., 1.65%, 12/4/2018			695,796	695,796
					-	7,125,250	7,125,250
			Waste Management—.0%				
	50 M	50 M	Covanta Holding Corp., 5.875%, 3/1/2024			49,125	49,125
	50 M	50 M	GFL Environmental, Inc., 5.375%, 3/1/2023	(a)		49,250	49,250
					-	98,375	98,375
			Wireless Communications—.1%				
	50 M	50 M	Intelsat Jackson Holdings SA, 8%, 2/15/2024	(a)		52,688	52,688
	50 M	50 M	Level 3 Financing, Inc., 5.375%, 1/15/2024			48,844	48,844
	50 M	50 M	Sprint Communications, Inc., 6%, 11/15/2022			49,188	49,188
	50 M	50 M	T-Mobile USA, Inc., 6%, 3/1/2023			52,125	52,125
					-	202,845	202,845
Total Value of Corporate Bonds (cost $96,282,289)					-	94,786,436	94,786,436
			COMMERCIAL MORTGAGE-BACKED SECURITIES—12.3%				
			Fannie Mae—7.0%				
2,705 M		2,705 M	2.27%, 1/1/2023*		2,631,795		2,631,795
1,300 M		1,300 M	2.96%, 11/1/2018		1,300,694		1,300,694
5,110 M		5,110 M	2.995%, 11/1/2022		5,130,027		5,130,027
2,700 M		2,700 M	3.33%, 4/1/2035*		2,672,744		2,672,744
1,419 M		1,419 M	3.41%, 11/1/2046*		1,358,548		1,358,548
6,900 M		6,900 M	3.34%, 2/1/2027*		7,031,852		7,031,852
2,700 M		2,700 M	3.4%, 6/1/2031*		2,669,720		2,669,720
4,500 M		4,500 M	3.84%, 5/1/2018		4,493,794		4,493,794
					27,289,174	-	27,289,174
			Federal Home Loan Mortgage Corporation—5.3%				
			Multi-Family Structured Pass-Throughs:				
3,630 M		3,630 M	2.0401% (1 Month LIBOR + 37bp), 5/25/2024*	†	3,641,779		3,641,779
4,500 M		4,500 M	2.1101% (1 Month LIBOR + 44bp), 8/25/2027*	†	4,509,135		4,509,135
1,830 M		1,830 M	2.454%, 8/25/2023*		1,786,468		1,786,468
4,330 M		4,330 M	2.849%, 3/25/2026*		4,226,595		4,226,595
4,700 M		4,700 M	3.08%, 1/25/2031*		4,633,030		4,633,030
2,000 M		2,000 M	3.35%, 1/28/2028*		2,017,614		2,017,614
					20,814,621	-	20,814,621
Total Value of Commercial Mortgage-Backed Securities (cost $52,847,969)					48,103,795	-	48,103,795
			U.S. GOVERNMENT OBLIGATIONS—10.7%				
			U.S. Treasury Bonds:				
2,475 M		2,475 M	2.75%, 8/15/2047*		2,365,947		2,365,947
4,100 M		4,100 M	2.75%, 11/15/2047*		3,920,305		3,920,305
1,500 M		1,500 M	4.5%, 2/15/2036*		1,853,994		1,853,994
			U.S. Treasury Notes:				
2,000 M		2,000 M	1.125%, 8/31/2021		1,913,204		1,913,204
13,230 M		13,230 M	1.375%, 10/31/2020		12,904,158		12,904,158
5,100 M		5,100 M	1.5%, 3/31/2023*		4,845,796		4,845,796
5,000 M		5,000 M	1.75%, 5/31/2022		4,849,315		4,849,315
2,560 M		2,560 M	1.875%, 8/31/2022		2,490,299		2,490,299

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Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS INCOME FUNDS
March 31, 2018

GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED			GOVERNMENT	LIMITED DURATION BOND	PRO FORMA COMBINED
PRINCIPAL	AMOUNT		SECURITY		VALUE		
6,800 M		6,800 M	2.25%, 10/31/2024*		6,626,947		6,626,947
Total Value of U.S. Government Obligations (cost $42,941,002)					41,769,965	-	41,769,965
			U.S. GOVERNMENT AGENCY OBLIGATIONS—8.1%				
			Fannie Mae:				
5,000 M		5,000 M	1.25%, 5/6/2021		4,821,685		4,821,685
1,700 M		1,700 M	1.375%, 2/26/2021		1,649,005		1,649,005
5,000 M		5,000 M	1.5%, 2/28/2020		4,925,445		4,925,445
1,800 M		1,800 M	Federal Farm Credit Bank, 3%, 9/13/2029*		1,756,458		1,756,458
	4,000 M	4,000 M	Federal Home Loan Bank, 2.375%, 3/30/2020			4,001,688	4,001,688
			Freddie Mac:				
4,300 M		4,300 M	1.375%, 5/28/2019		4,260,913		4,260,913
5,000 M		5,000 M	2.375%, 3/30/2020		5,002,110		5,002,110
5,000 M		5,000 M	3.75%, 3/27/2019		5,075,840		5,075,840
Total Value of U.S. Government Agency Obligations (cost $32,098,676)					27,491,456	4,001,688	31,493,144
			TAXABLE MUNICIPAL BONDS—5.7%				
			California State Dept. Wtr. Rev.:				
3,000 M		3,000 M	2.977%, 12/1/2027*		2,915,010		2,915,010
1,950 M		1,950 M	3.077%, 12/1/2028*		1,893,781		1,893,781
3,600 M		3,600 M	New York State Urban Dev. Corp. Rev., 3.27%, 3/15/2027*		3,587,652		3,587,652
2,700 M		2,700 M	Texas State A&M Perm. Univ. Fund, 3.66%, 7/1/2047*		2,632,338		2,632,338
1,900 M		1,900 M	Texas State Wtr. Dev. Brd. Rev., 3.7%, 10/15/2047*		1,904,009		1,904,009
3,895 M		3,895 M	University of North Carolina at Chapel Hill Rev., 3.326%, 12/1/2038*		3,742,004		3,742,004
2,900 M		2,900 M	University of Southern California, 3.841%, 10/1/2047*		2,980,342		2,980,342
2,700 M		2,700 M	University of Texas, 3.376%, 7/1/2047*		2,578,257		2,578,257
Total Value of Taxable Municipal Bonds (cost $22,756,480)					22,233,393	-	22,233,393
			COLLATERALIZED MORTGAGE OBLIGATIONS—3.0%				
			Fannie Mae:				
5,211 M		5,211 M	4%, 2/25/2025		5,367,486		5,367,486
1,800 M		1,800 M	2.98638%, 12/25/2027		1,765,989		1,765,989
4,335 M		4,335 M	Freddie Mac, 3.5%, 12/15/2028		4,420,881		4,420,881
Total Value of Collateralized Mortgage Obligations (cost $11,982,408)					11,554,356	-	11,554,356
			COVERED BONDS—4.0%				
			Financial Services				
4,750 M		4,750 M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022	(a)	4,628,713		4,628,713
	3,500 M	3,500 M	Royal Bank of Canada, 2.2%, 9/23/2019			3,480,519	3,480,519
5,000 M		5,000 M	Royal Bank of Canada, 2.3%, 3/22/2021		4,917,245		4,917,245
	2,750 M	2,750 M	Stadshypotek AB, 1.875%, 10/2/2019	(a)		2,720,305	2,720,305
Total Value of Covered Bonds (cost $16,047,635)					9,545,958	6,200,824	15,746,782
			SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—4.3%				
10,000 M	7,000 M	17,000 M	Federal Home Loan Bank, 1.715%, 4/16/2018		9,993,580	6,995,506	16,989,086
Total Value of Short-Term U.S. Government Agency Obligations (cost $16,987,845)					9,993,580	6,995,506	16,989,086
Total Value of Investments (cost $389,736,890)				97.7%	259,848,385	121,636,092	381,484,477
Other Assets, Less Liabilities				2.3	2,493,051	6,574,874	9,067,925
Pro Forma Adjustments**					(75,105)	-	(75,105)
Net Assets				######	$262,266,331	$128,210,966	$390,477,297

* Security anticipated to be sold due to the Reorganization.
** Pro Forma adjustments are due to the estimated costs of the Reorganization which will be borne by the Government Fund.

Summary of Abbreviations:
M Par amount of a bond in 1,000s
LLLP Limited Liability Limited Partnership

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

† Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of March 31, 2018.

Futures contracts outstanding at March 31, 2018:

Number of Contracts	Type	Expiration	Notional Amounts	Value at March 31, 2018	Unrealized Depreciation
-50 Short	5 Year U.S. Treasury Note (Premium received $634)	June 2018	($5,706,641)	($5,723,681)	($17,040)

8

9

10

11

Notes to Pro Forma Financial Statements (unaudited)
FIRST INVESTORS INCOME FUNDS

Basis of Combination— The Board of Trustees (the “Board”) of First Investors Government Fund (“Government Fund”) and First Investors Limited Duration Bond Fund (“Limited Duration Fund” and with Government Fund, each a “Fund”), each a series of First Investors Income Funds, a Delaware statutory trust, unanimously approved a Plan of Reorganization and Termination (the “Plan”) at its April 18-19, 2018 meeting.  In accordance with the Plan, Government Fund will transfer all of its assets to the Limited Duration Fund in exchange solely for shares of beneficial interest in the Limited Duration Fund having an aggregate value equal to the Government Fund’s net assets and the Limited Duration Fund’s assumption of all of the Government Fund’s liabilities.  The shares of the Limited Duration Fund received by the Government Fund will be distributed pro rata to the Government Fund’s shareholders of record as of the closing date of the Reorganization, and the Government Fund will be terminated (the “Reorganization”).   Class A shareholders of Government Fund will receive Class A Shares of Limited Duration Fund, Class B shareholders of Government Fund will receive Class A Shares of Limited Duration Fund, Advisor Class shareholders of Government Fund will receive Advisor Class Shares of Limited Duration Fund and Institutional Class shareholders of Government Fund will receive Institutional Class Shares of Limited Duration Fund. Shareholders will not pay any sales charges or similar transaction charges in connection with the Reorganization.

The Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) with Limited Duration Fund remaining as both the tax and accounting survivor.  The Funds and their shareholders would not recognize any gain or loss for federal income tax purposes as a direct as a result of the Reorganization. The unaudited pro forma combined financial statements are presented for the information of the shareholder and do not purport to be representative of what the actual combined financial statements would have been had the Reorganization been effective for the six month period ended March 31, 2018 or the twelve month period ended September 30, 2018.  The unaudited pro forma Portfolio of Investments and Statements of Assets and Liabilities reflect the financial position of the Funds at March 31, 2018. The unaudited pro forma Statements of Operation reflects the results of operations of the Funds for the six months ended March 31, 2018 and for the year ended September 30, 2017 as if the Reorganization had been in effect at the beginning of each such period.  The historical cost of investment securities will be carried forward to Limited Duration Fund and the results of operations of Limited Duration Fund for pre-combination periods will not be restated.  The fiscal year end for each Fund is September 30.

12

The unaudited pro forma Portfolio of Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Security Valuation — Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities are priced based upon evaluated prices that are provided by a pricing service approved by the Board. Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of FIMCO decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Capital Shares — The unaudited pro forma net asset value per share assumes additional shares of Limited Duration Fund issued in connection with the proposed acquisition of Government Fund by Limited Duration Fund as of March 31, 2018. The number of additional shares issued was calculated by dividing the net assets of each class of Government Fund by the respective net asset value per share of the corresponding class of Limited Duration Fund (expect for Class B net assets of Government Fund which were divided by the Class A net asset value per share of Limited Duration Fund).

Reorganization Costs — Government Fund will bear the costs of the Reorganization (e.g., legal, printing and postage costs) and all of the transaction expenses associated with the anticipated disposition of approximately two-thirds of the holdings of Government Fund close to the date for the Reorganization.  Reorganization costs are estimated to be $75,100 and portfolio transaction costs

13

associated with the alignment of the Target Fund’s portfolio are estimated to be $187,500.

Use of Estimates in Preparation of Pro Forma Financial Statements — Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income and expenses to prepare these pro forma financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from these estimates.

Federal Income Taxes — No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryforwards) to relieve it from all, or substantially all, such taxes. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

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